SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: November 30, 2010
Date of reporting period: November 30, 2010

Item 1. Annual Report.

# Sextant Mutual Funds

Short-Term Bond | Bond Income | Core | Growth | International

## Annual Report

November 30, 2010

Sextant Mutual Funds

Annual Report

November 30, 2010

Short-Term Bond	Bond Income	Core	Growth	International

Performance Summary (as of December 31, 2010):       (unaudited)

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Sextant Short-Term Bond vs. Short-Term Bond category
Fund return	3.20%	3.82%	4.22%	4.12%	1.49%
Morningstar category	4.11%	3.37%	3.76%	3.85%	N/A
% Rank (category size)	60 (432)	41 (376)	39 (322)	38 (185)	N/A

Sextant Bond Income vs. Intermediate-Term Bond category
Fund return	5.85%	4.78%	4.56%	5.46%	1.70%
Morningstar category	7.72%	5.49%	5.15%	5.37%	N/A
% Rank (category size)	84 (1164)	70 (1026)	74 (878)	47 (560)	N/A

Sextant Core² vs. Moderate Allocation category
Fund return	8.61%	0.96%	N/A	N/A	1.78%
Morningstar category	11.83%	0.16%	3.42%	3.35%	N/A
% Rank (category size)	91 (1074)	35 (930)	N/A	N/A	N/A

Sextant Growth vs. Large Growth category
Fund return	11.84%	-2.33%	2.07%	3.32%	1.34%
Morningstar category	15.53%	-2.34%	2.77%	0.30%	N/A
% Rank (category size)	80 (1718)	51 (1504)	62 (1286)	8 (787)	N/A

Sextant International vs. Foreign Large Blend category
Fund return	11.64%	0.20%	7.47%	6.81%	1.14%
Morningstar category	10.24%	-6.78%	2.69%	3.13%	N/A
% Rank (category size)	35 (829)	1 (694)	1 (511)	7 (289)	N/A

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free (800) SATURNA or visiting www.sextantmutualfunds.com. Total returns are historical and include change in share value, and reinvestment of dividends and capital gains, if any, and do not include the potential deduction of a 2% redemption fee on shares held less than 90 days. Share price, yield, and return will vary and you may have a gain or loss when you sell your shares. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus that contains this and other important information, please call toll-free (800) SATURNA or visit www.sextantmutualfunds.com. Please read the prospectus carefully before investing.

¹By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus which is dated March 30, 2010, incorporates results from the fiscal year ending November 30, 2009, Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period (shown on page 4). Average annual total returns include changes in principal value, reinvested dividends and capital gain distributions, if any.

²Sextant Core began operations March 30, 2007.

†Morningstar 12/31/2010. Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The 12-month Rank shows how each Fund ranks in its Morningstar peer category for the 12 months ended Dec. 31, 2010. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns do account for management, administrative, and 12b-1 fees and other costs automatically deducted from fund assets.

Sextant Short-Term Bond was 261st of 432 Short-Term Bond funds in the last year, 155th of 376 funds in the last 3 years, 125th of 322 funds in the last 5 years, and 71st of 185 funds in the last 10 years. Sextant Bond Income was 985th of 1164 Intermediate-Term Bond funds in the last year, 725th of 1026 funds in the last 3 years, 652nd of 878 funds in the last 5 years, and 264th of 560 funds in the last 10 years. Sextant Core was 987th of 1074 Moderate Allocation funds in the last year and 323rd of 930 funds in the last 3 years. Sextant Growth was 1388th of 1718 Large Growth funds in the last year, 763rd of 1504 funds in the last 3 years, 794th of 1286 funds in the last 5 years, and 58th of 787 funds in the last 10 years. Sextant International was 291st of 829 Foreign Large Blend funds in the last year, 6th of 694 funds in the last 3 years, 2nd of 511 funds in the last 5 years, and 19th of 289 funds in the last 10 years.

2	November 30, 2010 Annual Report

Fellow Shareowners:

As the world worries about recession, financial crises, and spending addictions, the Sextant Funds have done relatively well. For the fiscal year ended November 30, 2010, solid Sextant Growth returned 10.93%, Sextant International gained 8.43%, and stalwart Sextant Core Fund appreciated 6.67%. During the same period the S&P 500 returned 9.94% while the NYSE Arca International Index dropped 3.54%.

Lack of inflation helped the bond markets over the last year. For the most safety-conscious, the low volatility Sextant Short-Term Bond Fund returned 2.87%. The longer-term, higher risk Sextant Bond Income Fund returned 5.43%.

Assets for each of the five Sextant Funds increased, with the total up 47% for the twelve months to $190 million. The combination of spreading fixed expenses over higher assets and the effects of Sextant's performance fee structure (based on one-year results relative to Morningstar categories) significantly lowered all Sextant Fund annualized expense ratios.

Long-term Results

As long-term investors, we stress the importance of measuring performance over multiple years. This reveals how a fund performs during both good times and bad. The Performance Summary tables (for calendar years ending December 31, 2010 on the previous page, and for fiscal years ending November 30, 2010 on the next page) provide comparative returns and Morningstar category rankings so you may review Fund performance for periods up to ten years.

Going Forward

Hobbled by decades of profligacy, governments everywhere are being forced to cut spending. Economic growth is slow as worried consumers and employers hold back on spending. Although core inflation is non-existent, we fear that it must return. Interest rates are artificially low, but shy lenders mean the resulting stimulus is meager.

This creates a mixed climate for the world's equity markets. We will continue to invest in innovative companies with the strong business advantages and balance sheets needed to navigate these trying times. We aim to avoid companies dependent on government spending and the regions and countries that will be hurt the most in the new austerity. Turbulent times also create opportunity, and we seek entrepreneurial companies that can grow profits. Indeed, equity investors are optimistic that better-than-expected earnings at companies from Apple to UPS mean they will be rewarded.

We expect a long, slow transition to higher interest rates. Bondholders are being rewarded with real

Sextant Funds stress low operating expenses and employ a "fulcrum" advisory fee structure that rewards or penalizes Saturna Capital for investment results.

returns. Low interest rates today reflect high confidence — not just among Americans but among investors around the world — that approaching economic storms will be survived.

Going forward, the Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, a blended portfolio, plus short-term and long-term fixed income options. This array of portfolios serves our investors in both bull and bear markets by continuing to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth information about each Fund.

Respectfully,

Nicholas Kaiser, President
(Manager — Sextant Growth, Sextant International)

Phelps McIlvaine, Vice President
(Manager — Sextant Short-Term Bond, Sextant Bond Income)

Peter Nielsen, Senior Analyst
(Manager — Sextant Core)

January 14, 2011

November 30, 2010 Annual Report	3

Performance Summary (as of November 30, 2010):       (unaudited)

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Sextant Short-Term Bond vs. Short-Term Bond category
Fund return	2.87%	4.08%	4.43%	4.29%	1.49%
Morningstar category	4.13%	3.52%	3.90%	3.98%	N/A
% Rank (category size)	73 (428)	41 (376)	37 (321)	39 (184)	N/A

Sextant Bond Income vs. Intermediate-Term Bond category
Fund return	5.43%	5.29%	5.03%	5.86%	1.70%
Morningstar category	7.69%	5.84%	5.49%	5.67%	N/A
% Rank (category size)	87 (1152)	70 (1015)	71 (874)	43 (546)	N/A

Sextant Core² vs. Moderate Allocation category
Fund return	6.67%	-0.21%	N/A	N/A	1.78%
Morningstar category	9.02%	-1.35%	2.76%	3.24%	N/A
% Rank (category size)	87 (1071)	28 (910)	N/A	N/A	N/A

Sextant Growth vs. Large Growth category
Fund return	10.93%	-3.81%	1.46%	3.55%	1.34%
Morningstar category	13.07%	-4.12%	1.71%	-0.13%	N/A
% Rank (category size)	65 (1721)	45 (1503)	53 (1282)	6 (770)	N/A

Sextant International vs. Foreign Large Blend category
Fund return	8.43%	-1.74%	7.10%	6.58%	1.14%
Morningstar category	3.95%	-9.57%	2.26%	2.76%	N/A
% Rank (category size)	15 (816)	1 (687)	2 (495)	6 (276)	N/A

Performance data quoted above represents past performance and is no guarantee of future results. Results are shown for 12 months ending November 30, 2010 ("1 Year" column above) because the Sextant Funds' performance fees are based on the same period. Results are shown for other fiscal periods by regulation. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

¹By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus which is dated March 30, 2010 and incorporates results from the fiscal year ending November 30, 2009. Ratios presented in this table differ from expense ratios shown elsewhere in this report as they represent different fiscal periods.

²Sextant Core began operations on March 30, 2007.

†Morningstar 11/30/2010. Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The 1 Year Rank shows how each Fund ranks in its Morningstar peer category for the year ended November 30, 2010.

Sextant Short-Term Bond was 312th of 428 Short-Term Bond funds in the last year, 153rd of 376 funds in the last 3 years, 120th of 321 funds in the last 5 years, and 72nd of 184 funds in the last 10 years. Sextant Bond Income was 1008th of 1152 Intermediate-Term Bond funds in the last year, 708th of 1015 funds in the last 3 years, 622nd of 874 funds in the last 5 years, and 235th of 546 funds in the last 10 years. Sextant Core was 931st of 1071 Moderate Allocation funds in the last year, and 258th of 910 funds in the last 3 years. Sextant Growth was 1118th of 1721 Large Growth funds in the last year, 679th of 1503 funds in the last 3 years, 675th of 1282 funds in the last 5 years, and 40th of 770 funds in the last 10 years. Sextant International was 118th of 816 Foreign Large Blend funds in the last year, 2nd of 687 funds in the last 3 years, 9th of 495 funds in the last 5 years, and 17th of 276 funds in the last 10 years.

4	November 30, 2010 Annual Report

Sextant Short-Term Bond Fund

Performance Summary       (unaudited)

Average Annual Returns as of November 30, 2010
	1 Year	5 Years	10 Years	Expense Ratio¹
Sextant Short-Term Bond Fund	2.87%	4.43%	4.29%	1.49%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	2.28%	4.65%	4.49%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2000 to an identical amount invested in the index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $15,212 versus $15,521 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2010 and incorporates results for the fiscal year ending November 30, 2009. The ratio presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods and differs from the actual expense ratio which reflects the adviser's expense cap.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
Industry weightings are shown as a percentage of net assets.	U.S. Treasury Note 1.50% due 12/31/2013	7.0%
	Ontario Prov. Canada 4.10% due 06/16/2014	4.7%
	Canada Government 2.375% due 09/10/2014	4.7%
	American Express Bank Med. Term CD 4.75% due 12/24/2013	4.7%
	PNC Funding Corp 5.40% due 06/10/2014	4.3%
	Xstrata Canada 7.35% due 06/05/2012	4.2%
	Protective Life Secured Trust 5.00% due 05/15/2013	4.1%
	Noble 5.875% due 06/01/2013	4.1%
	SeaRiver Maritime 0.00% due 09/01/2012	3.8%
	Stanley Works 4.90% due 11/01/2012	3.7%

November 30, 2010 Annual Report	5

Sextant Short-Term Bond Fund

Discussion of Fund Performance       (unaudited)

Fiscal Year 2010

For the fiscal year ended November 30, 2010, the Sextant Short-Term Bond Fund provided a 2.87% total return. The Fund's Morningstar™ category "Short Term Bond" peer group returned 4.13% during the same period. The Fund's share price rose from $5.10 to $5.12, plus 12¢ per share in income dividends were distributed during the year. For the five years ending November 30, 2010, the Fund provided a 4.43% annualized total return versus a 3.90% annualized return for the Morningstar peer group. Faced with record low yields on short-term market investments, net investment income declined to 2.42%. Fund shares outstanding rose 25.75% during fiscal 2010, and assets rose 26.18%. The Fund's gross expense ratio declined from 1.49% to 1.34%. Reflecting Saturna Capital's continued voluntary subsidies to cap operating expenses, the actual expense ratio remained at 0.75%.

Factors Affecting Past Performance

Beset with stubborn domestic unemployment, the Federal Reserve held its benchmark interest rate near zero. Short-term credit markets operated normally, and underwriting and liquidity markets were again functioning. But the unexpected imposition of financial re-regulation dulled appetites for risk-taking and dampened the prospects of recovery.

Inflation expectations remained subdued. During the year, low short-term interest rates enabled quality U.S. corporations and governments to easily issue new debt and/or refinance maturing issues. Yet, highly indebted countries, such as Greece and Ireland, required IMF-led rescues in order to maintain a semblance of sovereignty. Increased fund duration, a broadening commitment to taxable U.S. municipal securities, and lesser reliance on U.S. Treasury issues helped returns.

Looking Forward

We expect U.S. deleveraging to continue as lower costs of credit default swaps indicate subsiding bond risks. A different picture darkens Europe, where sovereign risk is very high for those countries that have overspent for years. Europe's situation signals troubles here at home, as interest rates on U.S. federal, state, and local debt issues must eventually rise to reflect poor revenues and weak balance sheets.

Uncertainty among businesses and consumers and the damaged housing markets are likely to restrain U.S. economic growth. We expect U.S. short-term rates to rise only modestly in the first half of 2011. As the excess cash in the U.S. flows abroad, global inflationary prospects are strong. High commodity, gold and oil prices are evidence of growing inflationary pressures. The world's stronger economies are already increasing interest rates and attempting to deflate speculative bubbles. The Fed's quantitative easing should conclude in mid-2011, boosting pressures for higher U.S. interest rates.

We will continue to selectively acquire new issues while remaining vigilant for issuer credit impairment. We may passively shorten the Fund's dollar-weighted average maturity as monetary policy is firmed and short-term rates revert to more normal levels. We look forward to new opportunities to invest in creditworthy assets at discounted values.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of the Morningstar™ category Short Term Bond. The Fund's 12-month return (2.87%) was between one and two percent below the Morningstar™ average (4.13%) at month-end November 30, 2010. Therefore, the basic annual management fee of 0.60% was decreased to 0.50% annually for the month of December 2010. Note that the management fee and distribution expense are almost entirely waived due to the adviser's voluntary cap (at 0.75%) on total Fund expenses.

Bond Quality Diversification

Based on net assets as of 11/30/2010. Source: Moody's Investors Services. When ratings are not available from Moody's, Standard and Poor's is used as a supplemental source.

6	November 30, 2010 Annual Report

Sextant Short-Term Bond Fund

Schedule of Investments
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Canadian Government
Canada Government	2.375% due 09/10/2014	$230,000	$239,990	4.7%
Ontario Prov. Canada	4.10% due 06/16/2014	220,000	240,398	4.7%
		450,000	480,388	9.4%

Computers
International Business Machines	5.05% due 10/22/2012	135,000	145,827	2.8%

Diversified Financial Services
General Electric Capital	5.25% due 10/19/2012	100,000	107,300	2.1%

Energy
Marathon Global FDG	6.00% due 07/01/2012	120,000	128,665	2.5%
Noble	5.875% due 06/01/2013	190,000	209,278	4.1%
		310,000	337,943	6.6%

Finance
American Express Bank Med. Term CD	4.75% due 12/24/2013	220,000	239,625	4.7%
Bank of New York Mellon	6.375% due 04/01/2012	160,000	171,529	3.3%
Berkshire Hathaway Financial	4.75% due 05/15/2012	100,000	105,741	2.1%
HSBC Finance	6.375% due 10/15/2011	100,000	104,519	2.0%
PNC Funding	5.40% due 06/10/2014	200,000	221,646	4.3%
Protective Life Secured Trust	5.00% due 05/15/2013	200,000	210,233	4.1%
		980,000	1,053,293	20.5%

Food Production
Fortune Brands	5.125% due 01/15/2011	120,000	120,546	2.3%

Machinery
Dover	6.50% due 02/15/2011	100,000	101,250	2.0%
Stanley Works	4.90% due 11/01/2012	180,000	191,118	3.7%
		280,000	292,368	5.7%

Medical
AstraZeneca	5.40% due 09/15/2012	125,000	135,483	2.6%

Metal Ores
Rio Tinto Finance	8.95% due 05/01/2014	150,000	183,576	3.6%
Xstrata Canada	7.35% due 06/05/2012	200,000	215,447	4.2%
		350,000	399,023	7.8%

Municipal Bonds
Commerce Charter Township MI	5.50% due 12/01/2013	125,000	136,510	2.7%
Manhattan KS	3.276% due 12/01/2013	180,000	186,377	3.6%
Passaic NJ Taxable Pension GO	5.00% due 02/01/2013	100,000	103,131	2.0%
		405,000	426,018	8.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	7

Sextant Short-Term Bond Fund

Schedule of Investments
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Real Estate
Rhode Island Econ. Dev. Corp.	4.52% due 05/15/2013	$175,000	$183,220	3.6%

Schools
Dawson Springs KY ISD Bldg.	3.60% due 08/01/2013	95,000	98,080	1.9%
Southwestern MI Comm. College	4.875% due 05/01/2015	125,000	134,435	2.6%
		220,000	232,515	4.5%

Telecommunications
Verizon New England	4.75% due 10/01/2013	129,000	139,061	2.7%

Transportation
SeaRiver Maritime	0.00% due 09/01/2012	202,000	193,462	3.8%

U.S. Government
U.S. Treasury Note	1.50% due 12/31/2013	350,000	358,066	7.0%

Utilities
Florida Power & Light	5.625% due 09/01/2011	140,000	145,044	2.8%

Total investments	(Cost = $4,613,247)	$4,471,000	4,749,557	92.5%
Other assets (net of liabilities)			386,073	7.5%
Total net assets			$5,135,630	100.0%

Portfolio composition by security type	Market Value	Percentage of Assets
Corporate Bonds	$3,069,350	59.7%
Foreign Government Bonds	480,388	9.4%
Municipal Bonds	841,753	16.4%
U.S. Government	358,066	7.0%

Total Investments	4,749,557	92.5%
Other assets (net of liabilities)	386,073	7.5%
Total Net Assets	$5,135,630	100.0%

The accompanying notes are an integral part of these financial statements.

8	November 30, 2010 Annual Report

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of November 30, 2010

Assets
Investments in securities, at value (Cost $4,613,247)	$4,749,557
Cash	323,780
Interest receivable	57,546
Receivable for Fund shares sold	7,544
Receivable from affiliate	92
Total assets		5,138,519
Liabilities
Accrued distribution fee	1,054
Payable for Fund shares redeemed	1,000
Other liabilities	768
Distribution payable	67
Total liabilities		2,889
Net Assets		$5,135,630

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$5,022,175
Unrealized net appreciation on investments	136,310
Accumulated net realized loss	(24,228)
Undistributed net investment income	1,373
Net assets applicable to Fund shares outstanding		$5,135,630

Fund shares outstanding		1,003,969

Net asset value, offering and redemption price per share		$5.12

Statement of Operations
Year ended November 30, 2010

Investment income
Interest income	$148,785
Gross investment income		148,785
Expenses
Investment adviser fees	21,547
Filing and registration fees	15,436
Distribution fees	11,745
Shareowner servicing fees	4,991
Audit fees	3,560
Printing and postage	2,366
Trustee fees	1,295
Other expenses	1,074
Chief Compliance Officer expenses	353
Custodian fees	233
Legal fees	120
Total gross expenses	62,720
Less adviser fees waived and expense reimbursement	(27,216)
Less custodian fee credits	(233)
Net expenses		35,271
Net investment income		$113,514

Net realized gain from investments		$7,888
Net increase in unrealized appreciation on investments		12,990
Net gain on investments		$20,878

Net increase in net assets resulting from operations		$134,392

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	9

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2010	Year ended Nov. 30, 2009
Increase (decrease) in net assets from operations:
From operations
Net investment income	$113,514	$116,002
Net realized gain on investments	7,888	9,102
Net increase in unrealized appreciation	12,990	175,131
Net increase in net assets	134,392	300,235
Distributions to shareholders from
Net investment income	(113,515)	(116,035)
Capital share transactions
Proceeds from sales of shares	1,562,715	1,214,201
Value of shares issued in reinvestment of dividends	112,390	114,586
Early redemption fees retained	165	29
Cost of shares redeemed	(630,567)	(467,092)
Net increase in net assets	1,044,703	861,724
Total increase in net assets	1,065,580	1,045,924

Net assets
Beginning of year	4,070,050	3,024,126
End of year	5,135,630	4,070,050

Undistributed net investment income	$1,373	$1,374

Shares of the Fund sold and redeemed
Number of shares sold	307,479	244,366
Number of shares issued in reinvestment of dividends	22,074	22,951
Number of shares redeemed	(123,942)	(94,184)
Net increase in number of shares outstanding	205,611	173,133

Financial Highlights	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2010	2009	2008	2007	2006
Net asset value at beginning of year	$5.10	$4.84	$4.99	$4.90	$4.85
Income from investment operations
Net investment income	0.12	0.16	0.18	0.17	0.16
Net gain (loss) on securities (both realized and unrealized)	0.02	0.26	(0.15)	0.09	0.05
Total from investment operations	0.14	0.42	0.03	0.26	0.21
Less distributions
Dividends (from net investment income)	(0.12)	(0.16)	(0.18)	(0.17)	(0.16)
Total distributions	(0.12)	(0.16)	(0.18)	(0.17)	(0.16)
Paid-in capital from early redemption fees	0.00¹	0.00¹	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$5.12	$5.10	$4.84	$4.99	$4.90

Total return	2.87%	8.87%	0.66%	5.51%	4.41%

Ratios / supplemental data
Net assets ($000), end of year	$5,136	$4,070	$3,024	$2,995	$2,937
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.34%	1.49%	1.60%	1.58%	1.39%
After fee waivers	0.76%	0.76%	0.77%	0.82%	0.60%
After fee waivers and custodian fee credits	0.75%	0.75%	0.75%	0.75%	0.57%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	2.42%	3.26%	3.70%	3.54%	3.41%
Portfolio turnover rate	27%	28%	22%	28%	41%
¹Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

10	November 30, 2010 Annual Report

Sextant Bond Income Fund

Performance Summary       (unaudited)

Average Annual Returns as of November 30, 2010
	1 Year	5 Years	10 Years	Expense Ratio¹
Sextant Bond Income Fund	5.43%	5.03%	5.86%	1.70%
Citigroup Broad Investment Grade Bond Index	5.71%	6.43%	6.28%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2000 to an identical amount invested in the index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $17,665 versus $18,385 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2010 and incorporates results for the fiscal year ending November 30, 2009. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods and differs from the actual expense ratio which reflects the adviser's expense cap.

Fund Objective

The objective of the Bond Income Fund is current income.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
Industry weightings are shown as a percentage of net assets.	Johnson Co. KS Bldg Ls/Pr Rev. BAB 4.60% due 09/01/2026	4.4%
	Quebec Prov. Canada 7.125% due 02/09/2024	4.3%
	Springville UT GO BAB 5.30% due 05/01/2031	4.3%
	SeaRiver Maritime 0.00% due 09/01/2012	4.0%
	Dell Rapids SD School Dist. 49-3 6.257% due 01/15/2030	3.8%
	San Marcos Texas ULTD GO BAB 6.028% due 08/15/2030	3.8%
	Idaho Hsg. & Fin. GARVEE BAB A-2 5.379% due 07/15/2020	3.5%
	Oklahoma City Fin. Auth. Ed. Lease Rev. 6.60% due 09/01/2022	3.4%
	ConocoPhillips 6.00% due 01/15/2020	3.4%
	Federal Home Loan Bank 5.375% due 09/09/2016	3.3%

November 30, 2010 Annual Report	11

Sextant Bond Income Fund

Discussion of Fund Performance       (unaudited)

Fiscal Year 2010

For the fiscal year ended November 30, 2010, the Sextant Bond Income Fund returned 5.43%. This annual return compared modestly with that of its Morningstar Category "Intermediate-Term Bond" peer group, which returned 7.69% during the same period. The Fund's share price rose from $4.96 to $5.03, and 19¢ per share in income dividends were distributed during the year. For the five years ending November 30, 2010, the Fund provided a 5.03% annualized total return versus a 5.49% annualized return for the Morningstar peer group. Faced with record low yields on bond investments, net investment income declined to 3.89%. Investor monies flowed into bond funds during the year, with the result that fund shares outstanding rose 35.22% during fiscal 2010, and assets rose 37%. The Fund's gross expense ratio declined from 1.70% to 1.24%. Reflecting Saturna Capital's continued voluntary subsidies to cap operating expenses, the actual expense ratio remained at 0.90%.

Factors Affecting Past Performance

New York Federal Reserve Bank policy continued to hold short yields at historically low levels. However, two rounds of quantitative easing have been unable to move intermediate and long U.S. Treasury yields lower than at the depth of the last recession in 2003. The lack of inflation left TIPS returns slightly below returns on similar maturity U.S. Treasurys. Reflecting the economic recovery and declining default risk, high yield, emerging market, and corporate bonds outperformed U.S. Treasury paper, mortgages and municipals. While corporate credit default swap premiums generally declined, sovereign credit default swap premiums expanded significantly. The Fund's corporate securities and modest positions in U.S. Treasurys boosted returns. Investments in the new Build America Bonds underperformed. The Fund's intermediate to long dollar weighted average maturity also improved performance, as long maturities generally did better than short.

Numerous states continue to struggle with funding shortfalls. State budget deficits are the result of structural spending obligations rather than the burden of paying interest and principal on outstanding debt. Lenders continue to provide record sums at reasonable rates even to the most stressed states. The Fund continues to believe there is an unusual opportunity in select high grade taxable municipal bonds. The Build America Bond program has now ended, reducing the supply of these bonds, while the appetite for these issues remains strong.

Looking Forward

Governments will reduce deficits and payrolls while the private sector builds its spending and jobs. Monetary policy will at least remain stimulative, and the yield curve will remain steep until investors anticipate a policy shift by the Federal Reserve. The Fund's total return will result from yield spread compression, coupon income and yield curve appreciation as opposed to a large move in rates.

Sovereign defaults resulting from lending booms over the last forty years were resolved either by currency debasement, rescheduling, and/or principal write-downs. In 2011, however, currency debasement is no longer an option for European Union sovereign borrowers. Notwithstanding recent expressions of support by China and Japan, European lenders may have to consider rescheduling and principal impairments later this year. While localized liquidity interruptions may result, funding for everyone else should continue. These events may provide unusual opportunities for the Fund to selectively acquire high investment grade securities at reasonable prices.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Intermediate-Term Bond" category. The Fund's 12-month return (5.43%) was between two and three percent below the Morningstar™ average (7.69%) at month-end November 30, 2010. Therefore, the basic annual management fee of 0.60% was decreased to 0.40% annually for the month of December 2010. Note that the management fee and distribution expense are almost entirely waived due to the adviser's voluntary cap (at 0.90%) on total Fund expenses.

Bond Quality Diversification

Based on net assets as of 11/30/2010. Source: Moody's Investors Services. When ratings are not available from Moody's, Standard and Poor's is used as a supplemental source.

12	November 30, 2010 Annual Report

Sextant Bond Income Fund

Schedule of Investments
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Automotive
AutoZone	5.50% due 11/15/2015	$95,000	$105,433	2.0%

Banking
CitiCorp	7.25% due 10/15/2011	50,000	52,181	1.0%

Building
Masco	7.125% due 08/15/2013	60,000	64,432	1.2%

Canadian Government
Quebec Prov. Canada	7.125% due 02/09/2024	175,000	234,780	4.3%

Chemicals
Air Products & Chemicals	8.75% due 04/15/2021	50,000	69,265	1.3%

Electronics
Phillips Electronics	7.25% due 08/15/2013	75,000	86,598	1.6%

Energy
Baker Hughes	6.875% due 01/15/2029	100,000	120,686	2.2%
ConocoPhillips	6.00% due 01/15/2020	150,000	181,262	3.4%
		250,000	301,948	5.6%

Finance
Goldman Sachs	5.95% due 01/15/2027	180,000	177,240	3.3%
Morgan Stanley Dean Witter	6.75% due 10/15/2013	50,000	54,924	1.0%
Paine Webber Group	7.625% due 02/15/2014	50,000	56,751	1.0%
		280,000	288,915	5.3%

Food Production
Hershey Foods	6.95% due 08/15/2012	50,000	55,063	1.0%
H.J. Heinz	6.00% due 03/15/2012	75,000	79,628	1.5%
		125,000	134,691	2.5%

Insurance
Allstate	7.50% due 06/15/2013	50,000	56,925	1.0%
Progressive	7.00% due 10/01/2013	75,000	83,243	1.5%
St. Paul Travelers Companies	5.50% due 12/01/2015	125,000	143,764	2.7%
		250,000	283,932	5.2%

Machinery
Caterpillar	9.375% due 08/15/2011	40,000	42,526	0.8%
Deere & Co.	8.10% due 05/15/2030	95,000	129,605	2.4%
		135,000	172,131	3.2%

Medical
Pharmacia	6.50% due 12/01/2018	100,000	122,799	2.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	13

Sextant Bond Income Fund

Schedule of Investments
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Metal Ores
BHP Finance U.S.A.	5.25% due 12/15/2015	$125,000	$141,533	2.6%

Municipal General Obligation
City of Burlington Taxable GO 2009 Series B	5.75% due 11/01/2028	160,000	164,435	3.0%
Dell Rapids SD SCD 49-3	6.257% due 01/15/2030	200,000	204,480	3.8%
Dupage Co. II CCD #502	5.50% due 01/01/2026	150,000	153,476	2.8%
Idaho Hsg. & Fin. GARVEE BAB A-2	5.379% due 07/15/2020	180,000	190,897	3.5%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	157,479	2.9%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	204,318	3.8%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	233,616	4.3%
		1,280,000	1,308,701	24.1%

Municipal Revenue
Graves Co. KY SCD Bldg. Lease Rev.	5.95% due 06/01/2024	150,000	154,483	2.9%
Johnson Co. KS Bldg. Ls./Pr. Rev. BAB	4.60% due 09/01/2026	250,000	239,713	4.4%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 09/01/2022	160,000	182,971	3.4%
		560,000	577,167	10.7%

Retail
Dayton Hudson (Target Stores)	10.00% due 01/01/2011	50,000	50,356	0.9%
Wal-Mart Stores	7.25% due 06/01/2013	45,000	52,080	1.0%
		95,000	102,436	1.9%

Transportation
SeaRiver Maritime	0.00% due 09/01/2012	225,000	215,490	4.0%
Southwest Airlines	6.50% due 03/01/2012	75,000	78,844	1.4%
		300,000	294,334	5.4%

U.S. Government Agency
Federal Farm Credit Bank	4.50% due 01/05/2018	150,000	170,792	3.1%
Federal Home Loan Bank	5.375% due 09/09/2016	150,000	177,786	3.3%
		300,000	348,578	6.4%

Utilities
Commonwealth Edison	7.50% due 07/01/2013	50,000	57,279	1.0%
Florida Power & Light	5.95% due 10/01/2033	100,000	112,047	2.1%
		150,000	169,326	3.1%

Total investments	(Cost = $4,605,051)	$4,455,000	4,859,180	89.7%
Other assets (net of liabilities)			559,168	10.3%
Total net assets			$5,418,348	100.0%

The accompanying notes are an integral part of these financial statements.

14	November 30, 2010 Annual Report

Sextant Bond Income Fund

Schedule of Investments
Portfolio composition by security type	Market Value	Percentage of Assets
Corporate Bonds	$2,389,954	44.2%
Foreign Government Bonds	234,780	4.3%
Municipal Bonds	1,885,868	34.8%
U.S. Government Agency Bonds	348,578	6.4%

Total Investments	4,859,180	89.7%
Other assets (net of liabilities)	559,168	10.3%
Total Net Assets	$5,418,348	100.0%

Statement of Assets and Liabilities
As of November 30, 2010

Assets
Investments in securities, at value (Cost $4,605,051)	$4,859,180
Cash	484,566
Interest receivable	81,500
Receivable for Fund shares sold	737
Insurance reserve premium	400
Total assets		5,426,383
Liabilities
Accrued expenses	4,146
Payable to affiliates	2,579
Accrued distribution fee	1,112
Distributions payable	198
Total liabilities		8,035
Net assets		$5,418,348

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$5,231,850
Unrealized net appreciation on investments	254,129
Accumulated net realized loss	(67,631)
Net assets applicable to Fund shares outstanding		$5,418,348

Fund shares outstanding		1,078,250

Net asset value, offering and redemption price per share		$5.03

Statement of Operations
Year ended November 30, 2010

Investment income
Interest income	$227,615
Gross investment income		227,615
Expenses
Investment adviser fees	21,621
Filing and registration fees	14,687
Distribution fees	11,887
Shareowner servicing fees	3,530
Printing and postage	2,165
Audit fees	1,947
Trustee fees	1,796
Chief Compliance Officer expenses	432
Legal fees	286
Custodian fees	237
Other expenses	171
Total gross expenses	58,759
Less adviser fees waived	(15,652)
Less custodian fee credits	(237)
Net expenses		42,870
Net investment income		$184,745

Net realized gain on securities sold		$15,188
Net increase in unrealized appreciation on investments		61,380
Net gain on investments		$76,568

Net increase in net assets resulting from operations		$261,313

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	15

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2010	Year ended Nov. 30, 2009
Increase (decrease) in net assets from operations:
From operations
Net investment income	$184,745	$159,330
Net realized gain (loss) on investments	15,188	(20,467)
Net increase in unrealized appreciation	61,380	400,886
Net increase in net assets	261,313	539,749
Distributions to shareholders from
Net investment income	(184,745)	(160,437)
Capital share transactions
Proceeds from sales of shares	1,513,103	406,223
Value of shares issued in reinvestment of dividends	182,326	158,456
Early redemption fees retained	38	-
Cost of shares redeemed	(304,961)	(298,840)
Net increase in net assets	1,390,506	265,839
Total increase in net assets	1,467,074	645,151

Net assets
Beginning of year	3,951,274	3,306,123
End of year	$5,418,348	$3,951,274

Shares of the Fund sold and redeemed
Number of shares sold	306,375	86,317
Number of shares issued in reinvestment of dividends	36,567	33,500
Number of shares redeemed	(62,121)	(64,168)
Net increase in number of shares outstanding	280,821	55,649

Financial Highlights	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2010	2009	2008	2007	2006
Net asset value at beginning of year	$4.96	$4.46	$4.91	$4.92	$4.92
Income from investment operations
Net investment income	0.19	0.21	0.22	0.22	0.22
Net gain (loss) on securities (both realized and unrealized)	0.07	0.50	(0.45)	(0.01)	0.00¹
Total from investment operations	0.26	0.71	(0.23)	0.21	0.22
Less distributions
Dividends (from net investment income)	(0.19)	(0.21)	(0.22)	(0.22)	(0.22)
Total distributions	(0.19)	(0.21)	(0.22)	(0.22)	(0.22)
Paid-in capital from early redemption fees	0.00¹	-	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$5.03	$4.96	$4.46	$4.91	$4.92

Total return	5.43%	16.33%	(4.80)%	4.53%	4.73%

Ratios / supplemental data
Net assets ($000), end of year	$5,418	$3,951	$3,306	$3,412	$3,384
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.24%	1.70%	1.45%	1.38%	1.27%
After fee waivers	0.91%	0.90%	0.91%	0.94%	0.95%
After fee waivers and custodian fee credits	0.90%	0.89%	0.91%	0.90%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.89%	4.46%	4.68%	4.64%	4.64%
Portfolio turnover rate	10%	38%	9%	22%	36%
¹Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

16	November 30, 2010 Annual Report

Sextant Core Fund

Performance Summary       (unaudited)

Average Annual Returns as of November 30, 2010
	1 Year	5 Years	10 Years	Expense Ratio¹
Sextant Core Fund	6.67%	N/A	N/A	1.78%
Dow Jones Moderate U.S. Portfolio Index	10.88%	4.62%	5.90%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2007 to an identical amount invested in the index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $10,744 versus $10,772 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus dated March 30, 2010, incorporating results for the for the fiscal year ending November 30, 2009. The ratios presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation. It began operations March 30, 2007.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
Industry weightings are shown as a percentage of net assets.	U.S. Treasury Bond 5.50% due 08/15/2028	2.4%
	Emerson Electric 5.375% due 10/15/2017	2.2%
	E.I. du Pont de Nemours 5.25% due 12/15/2016	2.2%
	Oracle 5.25% due 01/15/2016	2.2%
	Home Depot 5.40% due 03/01/2016	2.2%
	Boardwalk Pipelines 5.50% due 02/01/2017	2.1%
	LAN Airlines ADS	2.1%
	SeaRiver Maritime 0.00% due 09/01/2012	2.1%
	Bellsouth 4.75% due 11/15/2012	2.0%
	Berkley WR 5.875% due 02/15/2013	2.0%

November 30, 2010 Annual Report	17

Sextant Core Fund

Discussion of Fund Performance       (unaudited)

Fiscal Year 2010

The Sextant Core Fund provided a 6.67% total return for the fiscal year ending November 30, 2010, thanks to the equity markets where the S&P 500 Index advanced 9.94%. Fixed income lagged equity market performance, with the Barclay's Aggregate U.S. Bond Index returning 6.02% for the fiscal year. Sextant Core Fund's balanced exposures to domestic and foreign equities, plus long and short term bonds, means these market sectors blended into our overall return.

The Fund attracted new investor purchases of $934,199, and total assets increased 25% for the year. Net capital flows amounted to $819,695 for an addition of 83,936 shares. Growth in assets, along with the workings of the performance fee, dropped the Fund's expense ratio to 1.21% from 1.78%. Even with record low bond yields, the ratio of net investment income to average net assets increased to 1.74%.

The Fund's 3-year return ranks in the top 28% of the 910 Morningstar "Moderate Allocation" category funds, allowing it to retain a 4-star rating.

Factors Affecting Past Performance

Fixed income markets saw increased liquidity and a reduction in credit spreads over the course of the fiscal year, which helped to alleviate heightened investor concerns about corporate credit risk. In seeking to limit credit risk, the Fund employed a barbell strategy for the fixed income portion of its portfolio, combining high-quality, short-term corporate bonds with longer-term U.S. Treasury securities. This served investors well during the downturn, but has recently produced an above average portfolio duration.

Equity markets had a strong year, with the small cap oriented Russell 2000 Index and the technology heavy NASDAQ Composite Index leading markets higher. The equity portion of the portfolio performed well, chiefly due to the Fund's weight in the Materials and Energy sectors. LAN Airlines, the Fund's largest equity holding, increased 103% during the fiscal year. The Fund remains focused and committed to capital preservation and income, however, we believe solid fundamentals will also reward investors with long-term growth.

Looking Forward

Fixed Income
For most of the year, fixed income markets experienced a rally, as deflation prospects spurred heavy bond buying. These markets reversed course, however, following the Federal Reserve's announcement of a $600 billion money-printing program that comes on top of huge government deficits. With the 30-year Treasury yield rising 22 basis points from the fiscal year end to the end of the calendar year, fixed income markets have started pricing in an increased risk of inflation. Consequently, the Fund is reducing its fixed income duration as opportunities arise. We believe doing so will allow the Fund to capture both higher yields and an increase in prices as the securities roll down the curve.

Equities
With the recession in the rear view mirror, investors are looking forward to 2011. Consumption is finally returning to life, and the need to repair balance sheets and conserve cash is over. Companies will spend on acquisitions and hiring, while fighting as always for lower taxes. Governments, hamstrung by the inability to raise taxes, are limiting expansion until revenues recover. In 2011 we expect GDP growth will be about 3% in the U.S., but lower in Europe, and substantially higher in the developing world. We also expect the S&P 500 Index to be up 6% to 9% by the end of 2011.

We remain conservative in the management of the portfolio and committed to those companies having a solid record of earnings, believable future prospects, and reasonable valuations. We believe this orientation will best fulfill the Fund's investment objectives over the long run.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Moderate Allocation Funds" category. The Fund's 12-month return (6.67%) was between two and three percent below the Morningstar™ category average (9.02%) as of November 30, 2010. Therefore, a decrease of 0.20% was subtracted from the basic 0.60% annual management fee for the month of December 2010.

Bond Quality Diversification

Based on net assets as of 11/30/2010. Source: Moody's Investors Services. When ratings are not available from Moody's, Standard and Poor's is used as a supplemental source.

18	November 30, 2010 Annual Report

Sextant Core Fund

Schedule of Investments
Equities — 58.0%
Common Stocks	Symbol	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets
Aerospace
Lockheed Martin	LMT	400	$38,856	$27,216		0.5%

Automotive
Autoliv	ALV	700	49,555	51,394		1.0%

Banking
Australia & New Zealand Banking Group ADS	ANZBY	3,000	67,942	65,760	Australia	1.2%
JP Morgan Chase	JPM	550	20,563	20,570		0.4%
PNC Bank	PNC	600	42,748	32,310		0.6%
Toronto-Dominion Bank	TD	550	35,553	40,035	Canada	0.8%
Visa	V	600	52,850	44,310		0.8%
Washington Federal	WFSL	2,000	41,520	29,490		0.6%
			261,176	232,475		4.4%

Building
CRH ADS	CRH	600	26,439	10,524	Ireland	0.2%
Lowe's Companies	LOW	1,400	39,433	31,780		0.6%
			65,872	42,304		0.8%

Chemicals
BASF ADS	BASFY	400	22,550	30,036	Germany	0.6%
Praxair	PX	700	44,349	64,435		1.2%
RPM International	RPM	1,000	23,110	20,480		0.4%
			90,009	114,951		2.2%

Computer Hardware
Taiwan Semiconductor ADS	TSM	4,534	39,575	48,740	Taiwan	0.9%

Computers
Adobe Systems²	ADBE	1,100	45,474	30,580		0.6%
Apple²	AAPL	250	28,478	77,787		1.5%
Hewlett-Packard	HPQ	1,200	46,561	50,316		0.9%
			120,513	158,683		3.0%

Cosmetics & Toiletries
Procter & Gamble	PG	900	58,842	54,963		1.0%

Diversified Operations
Honeywell International	HON	850	42,855	42,254		0.8%
3M	MMM	600	50,092	50,388		1.0%
			92,947	92,642		1.8%

Energy
Arch Coal	ACI	2,000	36,980	58,400		1.1%
Cenovus	CVE	1,000	28,598	28,770	Canada	0.6%
ConocoPhillips	COP	1,250	79,856	75,213		1.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	19

Sextant Core Fund

Schedule of Investments
Equities — 58.0%
Common Stocks	Symbol	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets
Energy (continued)
Devon Energy	DVN	1,200	$81,888	$84,684		1.6%
NextEra Energy	NEE	600	36,752	30,372		0.6%
Noble	NE	1,600	68,131	54,272	Switzerland	1.0%
StatoilHydro ADS	STO	2,003	49,259	40,040	Norway	0.8%
Total ADS	TOT	1,100	60,835	53,647	France	1.0%
Williams Companies	WMB	3,000	48,330	68,430		1.3%
			490,629	493,828		9.4%

Food Production
General Mills	GIS	2,000	57,764	70,660		1.4%
H.J. Heinz	HNZ	1,500	57,732	72,405		1.4%
PepsiCo	PEP	1,000	66,423	64,630		1.2%
Unilever ADS	UL	1,850	58,335	51,726	United Kingdom	1.0%
			240,254	259,421		5.0%

Hotels & Motels
Orient-Express Hotels²	OEH	1,000	56,450	11,570	Bermuda	0.2%

Instruments — Control
Parker Hannifin	PH	500	29,672	40,115		0.8%

Insurance
Chubb	CB	750	39,270	42,758		0.8%
ING Groep ADS²	ING	1,242	23,755	10,979	Netherlands	0.2%
			63,025	53,737		1.0%

Medical
Eli Lilly	LLY	1,000	54,703	33,660		0.6%
Express Scripts²	ESRX	1,200	37,116	62,508		1.2%
Genzyme²	GENZ	400	22,062	28,488		0.5%
GlaxoSmithKline ADS	GSK	500	26,859	19,140	United Kingdom	0.4%
Humana²	HUM	1,000	37,627	56,040		1.1%
Johnson & Johnson	JNJ	900	54,760	55,395		1.0%
Novartis ADR	NVS	950	44,016	50,740	Switzerland	1.0%
Novo Nordisk ADS	NVO	400	18,098	39,768	Denmark	0.8%
Sanofi-Aventis ADR²	SNY	1,000	30,140	30,520	France	0.6%
UnitedHealth Group	UNH	2,000	83,055	73,040		1.4%
			408,436	449,299		8.6%

Metal Ores
Alcoa	AA	2,000	56,062	26,250		0.5%
Anglo American ADR	AAUKY	1,119	33,771	24,696	South Africa	0.5%
BHP Billiton ADS	BHP	650	31,866	53,560	Australia	1.0%
Freeport-McMoRan Copper & Gold	FCX	500	42,343	50,660		1.0%
			164,042	155,166		3.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

20	November 30, 2010 Annual Report

Sextant Core Fund

Schedule of Investments
Equities — 58.0%
Common Stocks	Symbol	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets
Paper & Paper Products
Kimberly-Clark	KMB	925	$61,586	$57,248		1.1%

Publishing
McGraw-Hill	MHP	1,000	58,293	34,490		0.6%
Pearson ADS	PSO	3,100	46,698	44,950	United Kingdom	0.9%
			104,991	79,440		1.5%

Shoes & Related Apparel
Nike Class B	NKE	900	51,646	77,517		1.5%

Steel
Nucor	NUE	800	48,085	30,192		0.6%

Telecommunications
AT&T	T	2,600	78,553	72,254		1.4%
China Mobile ADS	CHL	500	23,058	24,925	China	0.5%
Harris	HRS	800	37,077	35,392		0.7%
Telefonica ADS	TEF	800	58,784	51,200	Spain	1.0%
			197,472	183,771		3.6%

Tools
Stanley Black & Decker	SWK	446	29,654	26,550		0.5%

Transportation
Allegiant Travel	ALGT	1,200	50,921	59,916		1.1%
Canadian National Railway	CNI	800	40,237	51,160	Canada	1.0%
LAN Airlines ADS	LFL	3,500	48,996	107,695	Chile	2.1%
			140,154	218,771		4.2%

Utilities
IDACORP	IDA	1,400	48,938	50,848		1.0%
NRG Energy²	NRG	1,200	29,348	23,256		0.4%
			78,286	74,104		1.4%

Total equities			$2,981,727	$3,034,097		58.0%

Bonds — 37.8%
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Building
Home Depot	5.40% due 03/01/2016	$100,000	$114,218	2.2%

Chemicals
E.I. du Pont de Nemours	5.25% due 12/15/2016	100,000	115,337	2.2%

Computer Software
Oracle	5.25% due 01/15/2016	100,000	114,941	2.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	21

Sextant Core Fund

Schedule of Investments
Bonds — 37.8%
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets
Electronics
Emerson Electric	5.375% due 10/15/2017	$100,000	$115,618	2.2%
General Electric Capital	5.35% due 04/15/2022	101,000	103,646	2.0%
		201,000	219,264	4.2%

Energy
Boardwalk Pipelines LLC	5.50% due 02/01/2017	100,000	108,430	2.1%

Finance Services
Countrywide Home Loan	6.73% due 04/17/2013	100,000	104,760	2.0%
Western Union	5.93% due 10/01/2016	30,000	34,653	0.7%
		130,000	139,413	2.7%

Insurance
Berkley WR	5.875% due 02/15/2013	100,000	105,655	2.0%

Municipal General Obligation
Lake Washington SD 414 WA BAB	4.906% due 12/01/2027	100,000	97,048	1.9%

Office Equipment
Staples	7.375% due 10/01/2012	90,000	99,138	1.9%

Telecommunications
Bellsouth	4.75% due 11/15/2012	100,000	107,161	2.0%
Verizon New England	6.50% due 09/15/2011	100,000	104,351	2.0%
		200,000	211,512	4.0%

Transportation
CSX	6.75% due 03/15/2011	95,000	96,575	1.8%
SeaRiver Maritime	0.00% due 09/01/2012	112,000	107,266	2.1%
		207,000	203,841	3.9%

U.S. Government Agency
FHLMC	4.55% due 02/15/2030	100,000	100,426	1.9%

U.S. Government
U.S. Treasury Bond	3.875% due 08/15/2040	100,000	96,078	1.8%
U.S. Treasury Bond	4.50% due 02/15/2036	50,000	54,023	1.0%
U.S. Treasury Bond	5.375 due 02/15/2031	60,000	73,247	1.4%
U.S. Treasury Bond	5.50% due 08/15/2028	100,000	123,375	2.4%
		310,000	346,723	6.6%

Total bonds		$1,838,000	$1,975,946	37.8%

Total investments	(Cost=$4,901,170)		5,010,043	95.8%
Other assets (net of liabilities)			217,629	4.2%
Total net assets			$5,227,672	100.0%
¹Equities are issued from U.S. Domestic companies where no Country is listed ²Non-income producing ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

22	November 30, 2010 Annual Report

Sextant Core Fund

Schedule of Investments
Portfolio composition by security type	Market Value	Percentage of Assets
Common Stocks	$3,034,097	58.0%
Corporate Bonds	1,431,749	27.4%
Municipal Bonds	97,048	1.9%
U.S. Government Agency Bond	100,426	1.9%
U.S. Government Bonds	346,723	6.6%

Total Investments	5,010,043	95.8%
Other assets (net of liabilities)	217,629	4.2%
Total Net Assets	$5,227,672	100.0%

Statement of Assets and Liabilities
As of November 30, 2010

Assets
Investments in securities, at value (Cost $4,901,170)	$5,010,043
Cash	275,197
Dividends and interest receivable	29,424
Receivable for Fund shares sold	2,235
Total assets		5,316,899
Liabilities
Payable for securities purchased	80,713
Accrued expenses	4,656
Payable to affiliates	2,773
Accrued distribution fee	1,085
Total liabilities		89,227
Net assets		$5,227,672

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$5,268,206
Accumulated net realized loss	(149,657)
Unrealized net appreciation on investments	108,873
Undistributed net investment income	250
Net assets applicable to Fund shares outstanding		$5,227,672

Fund shares outstanding		519,529

Net asset value, offering and redemption price per share		$10.06

Statement of Operations
Year ended November 30, 2010

Investment income
Interest income	$73,503
Dividend income (net of foreign tax of $3,228)	64,563
Miscellaneous income	50
Gross investment income		138,116
Expenses
Investment adviser fees	21,177
Filing and registration fees	13,501
Distribution fees	11,731
Trustee fees	3,155
Audit fees	2,762
Shareowner servicing fees	2,204
Other expenses	1,303
Legal fees	488
Chief Compliance Officer expenses	263
Custodian fees	233
Total gross expenses	56,817
Less custodian fee credits	(233)
Net expenses		56,584
Net investment income		$81,532

Net realized loss from investments and foreign currency		($11,776)
Net increase in unrealized appreciation on investments		248,687
Net gain on investments		$236,911

Net increase in net assets resulting from operations		$318,443

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	23

Sextant Core Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2010	Year ended Nov. 30, 2009
Increase (decrease) in net assets from operations:
From operations
Net investment income	$81,532	$53,888
Net realized loss on investments	(11,776)	(62,995)
Net increase in unrealized appreciation	248,687	661,304
Net increase in net assets	318,443	652,197
Distributions to shareholders from
Net investment income	(81,285)	(54,992)
Capital share transactions
Proceeds from sales of shares	934,199	1,191,517
Value of shares issued in reinvestment of dividends	81,285	54,992
Early redemption fees retained	11	-
Cost of shares redeemed	(195,800)	(754,617)
Net increase in net assets	819,695	491,892
Total increase in net assets	1,056,853	1,089,097

Net assets
Beginning of year	4,170,819	3,081,722
End of year	5,227,672	4,170,819

Undistributed net investment income	$250	$ -

Shares of the Fund sold and redeemed
Number of shares sold	95,662	141,315
Number of shares issued in reinvestment of dividends	8,080	5,740
Number of shares redeemed	(19,806)	(98,320)
Net increase in number of shares outstanding	83,936	48,735

Financial Highlights	For Year Ended November 30,			Period ended
Selected data per share of outstanding capital stock throughout each year:	2010	2009	2008	Nov. 30, 2007¹
Net asset value at beginning of year	$9.58	$7.97	$10.67	$10.00
Income from investment operations
Net investment income	0.16	0.13	0.19	0.12
Net gain (loss) on securities (both realized and unrealized)	0.48	1.61	(2.70)	0.69
Total from investment operations	0.64	1.74	(2.51)	0.81
Less distributions
Dividends (from net investment income)	(0.16)	(0.13)	(0.19)	(0.12)
Distribution in excess (from net investment income)	-	-	-	(0.02)
Return of capital	-	-	0.00²	-
Total distributions	(0.16)	(0.13)	(0.19)	(0.14)
Paid-in capital from early redemption fees	0.00²	-	-	0.00²

Net asset value at end of year	$10.06	$9.58	$7.97	$10.67

Total return	6.67%	21.81%	(23.52)%	8.12%³

Ratios / supplemental data
Net assets ($000), end of year	$5,228	$4,171	$3,082	$3,907
Ratio of expenses to average net assets
Before custodian fee credits	1.21%	1.78%	1.54%	1.35%[4]
After custodian fee credits	1.21%	1.78%	1.53%	1.21%[4]
Ratio of net investment income after custodian fee credits to average net assets	1.74%	1.57%	1.89%	2.08%[4]
Portfolio turnover rate	13%	40%	16%	7%³
¹Fund commenced operations March 30, 2007 ²Amount is less than $0.01 ³Since inception March 30, 2007; not annualized [4]Annualized

The accompanying notes are an integral part of these financial statements.

24	November 30, 2010 Annual Report

Sextant Growth Fund

Performance Summary       (unaudited)

Average Annual Returns as of November 30, 2010
	1 Year	5 Years	10 Years	Expense Ratio¹
Sextant Growth Fund	10.93%	1.46%	3.55%	1.34%
S&P 500 Index	9.94%	0.98%	0.81%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2000 to an identical amount invested in the index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $14,171 versus $9,000 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus dated March 30, 2010, incorporating results for the for the fiscal year ending November 30, 2009. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
Industry weightings are shown as a percentage of net assets.	Apple	6.1%
	Amazon.com	4.3%
	Allegiant Travel	3.3%
	Johnson & Johnson	2.5%
	Dr. Pepper Snapple Group	2.4%
	Alaska Air	2.3%
	Intuit	2.2%
	Trimble Navigation	2.1%
	Hewlett-Packard	2.1%
	Honeywell International	2.1%

November 30, 2010 Annual Report	25

Sextant Growth Fund

Discussion of Fund Performance       (unaudited)

Fiscal Year 2010

For the fiscal year ended November 30, 2010, the Sextant Growth Fund share price gained 10.93%. This compares with the broader S&P 500 Index's 9.94% gain. In a time when many equity funds suffered net withdrawals, our results attracted new investments, and Fund assets increased 12%. The Fund's annual expense ratio declined to 1.01% from 1.34%, reflecting higher assets and the performance element of the management fee.

Factors Affecting Past Performance

During 2010, the U.S. economy struggled out of a major recession. The 2008-2009 financial crisis bankrupted major firms, and the over-extended real estate and construction markets tumbled around the world. During 2010, U.S. companies benefited from inventory rebuilding, exports, and finally the return of the consumer — leading many to report solid earnings.

Computers, our largest industry (13.0% of the Fund), performed well for us as our largest holding, Apple, appreciated almost 56%. Retail, our second largest industry (11.8% of the Fund), also outperformed as our second largest holding, Amazon.com, appreciated over 29%. Our low exposure to the risky banking and financial sectors hurt as many of these issues recovered strongly in 2010.

The Sextant Growth Fund seeks long-term growth through investment in common stocks of U.S. domiciled companies. It generally follows a value investment approach, favoring companies with good fundamentals and relatively low price/earnings and price/book ratios.

Income is not a major consideration in portfolio selection, but we favor companies that institute or increase dividend payouts. Our low portfolio turnover meant we realized few market gains, minimizing the taxable capital gains distribution at year-end.

Looking Forward

U.S. monetary and fiscal policies are still highly stimulative, but governments cannot forever ignore the costs of their lavish spending habits. There are new federal restrictions on banks and financial firms, reducing lending and the pace of recovery. Generous long-term unemployment benefits, expensive new mandates for broad health insurance, rising taxes and fees on employment are all hindering the normal employment growth characteristic of past economic recoveries.

Burdened by decades of overspending and borrowing, the U.S. financial system will take years to recover. Construction, the swing economic sector, has been down for a long time. Commodity output and prices have increased as demand surged in emerging markets, but the outlook now is dimmer. We expect developing world economies, such as Brazil, India and China, to grow faster than older and less structurally competitive countries such as Britain and the United States. Extremely low interest rates are being maintained in the U.S., although the Japanese experience shows this is no panacea. Europe, with its many cultures, is faltering around the edges.

Our analysts increasingly travel the country and the world, believing that first-hand observations are always useful. We continue our focus on larger companies, which tend to be more stable over time. Technology and basic industry investments should be profitable.

The volatility, risks, and returns of the stock market should continue. The poor stock market performances of 2000 through 2002 were reversed in 2003 through 2007 as stocks again provided investors with strong investment returns. The market collapse of 2008 was reversed in 2009 and 2010. Yet, investors burned from speculation are hesitant to return to the equity markets. Rising earnings are the long-term response to the obvious risk of explosive future inflation.

A long-term approach is the best opportunity to prosper: For the difficult decade ending December 31, 2010, the Fund provided a 3.32% annualized total return. This compares with the low 0.30% average for the 787 funds in Morningstar's "Large Growth" category. And while below the averages established over many decades for equity investing, it is superior to the zero returns investors currently receive on cash, short-term equivalents, or money under the mattress.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund's return to the average return in Morningstar's "Large Growth" category. The Fund's 12-month return (10.93%) was between two and three percent below the Morningstar™ category average (13.07%) at month-end November 30, 2010. Therefore, a performance decrease of 0.20% annually was subtracted from the basic 0.60% annual management fee for the month of December 2010.

26	November 30, 2010 Annual Report

Sextant Growth Fund

Schedule of Investments
Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Automotive
Ford Motor¹	F	25,000	$319,450	$398,500	1.6%

Banking
Washington Banking	WBCO	25,000	318,265	319,750	1.3%
Washington Federal	WFSL	15,000	305,250	221,175	0.9%
			623,515	540,925	2.2%

Building
KB Home	KBH	15,000	173,598	169,500	0.7%
Lowe's Companies	LOW	15,000	295,388	340,500	1.4%
Weyerhaeuser	WY	21,082	328,637	351,859	1.5%
			797,623	861,859	3.6%

Computers
Adobe Systems¹	ADBE	7,600	39,971	211,280	0.9%
Apple¹	AAPL	4,800	39,606	1,493,520	6.1%
Hewlett-Packard	HPQ	12,000	370,775	503,160	2.1%
Intuit¹	INTU	12,000	302,027	538,680	2.2%
Oracle	ORCL	15,000	115,139	405,675	1.7%
			867,518	3,152,315	13.0%

Diversified Operations
Honeywell International	HON	10,000	330,476	497,100	2.1%
Raytheon Company	RTN	6,500	348,174	300,625	1.2%
			678,650	797,725	3.3%

Electronics
Advanced Micro Devices¹	AMD	20,000	139,886	145,800	0.6%
Agilent Technologies¹	A	13,000	312,921	455,260	1.9%
Trimble Navigation¹	TRMB	14,000	202,081	521,360	2.1%
			654,888	1,122,420	4.6%

Energy
Devon Energy	DVN	6,000	381,365	423,420	1.7%
NextEra Energy	NEE	7,000	244,409	354,340	1.5%
Noble	NE	10,000	201,756	339,200	1.4%
Spectra Energy	SE	13,000	236,250	309,010	1.3%
			1,063,780	1,425,970	5.9%

Finance
Charles Schwab	SCHW	25,000	79,726	375,750	1.6%
E*TRADE Financial¹	ETFC	15,000	267,000	221,250	0.9%
Visa	V	3,000	263,220	221,550	0.9%
			609,946	818,550	3.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	27

Sextant Growth Fund

Schedule of Investments
Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Food Production
Dr. Pepper Snapple Group	DPS	16,000	$383,381	$586,080	2.4%
PepsiCo	PEP	6,000	330,575	387,780	1.6%
			713,956	973,860	4.0%

Hotels & Motels
Red Lion Hotels¹	RLH	50,000	224,859	383,500	1.6%

Insurance
Chubb	CB	7,000	308,505	399,070	1.7%

Medical
Abbott Laboratories	ABT	7,000	305,488	325,570	1.4%
Amgen¹	AMGN	3,700	111,703	194,953	0.8%
AmSurg¹	AMSG	15,000	324,804	276,000	1.1%
Johnson & Johnson	JNJ	10,000	642,017	615,500	2.5%
Pharmaceutical Product Development	PPDI	15,000	63,420	373,800	1.6%
VCA Antech¹	WOOF	8,000	209,048	174,760	0.7%
			1,656,480	1,960,583	8.1%

Metal Ores
AK Steel Holding	AKS	10,000	173,789	132,800	0.6%
Alcoa	AA	30,000	394,483	393,750	1.6%
			568,272	526,550	2.2%

Publishing
John Wiley & Sons Class A	JW/A	8,000	235,103	332,000	1.4%

Real Estate
LoopNet¹	LOOP	20,000	156,091	213,200	0.9%

Retail
Amazon.com¹	AMZN	6,000	260,090	1,052,400	4.3%
Bed Bath & Beyond¹	BBBY	9,000	331,221	393,660	1.6%
Best Buy	BBY	10,000	454,356	427,200	1.8%
Coach	COH	6,000	213,255	339,240	1.4%
CVS Caremark	CVS	10,000	339,270	310,000	1.3%
Staples	SPLS	15,000	322,143	330,150	1.4%
			1,920,335	2,852,650	11.8%

Steel
Nucor	NUE	4,000	189,851	150,960	0.6%

Telecommunications
AT&T	T	10,000	232,700	277,900	1.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

28	November 30, 2010 Annual Report

Sextant Growth Fund

Schedule of Investments
Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Tools
Lincoln Electric Holdings	LECO	4,000	$180,617	$ 246,640	1.0%
Regal-Beloit	RBC	5,500	173,846	335,500	1.4%
Stanley Black & Decker	SWK	3,000	190,295	178,590	0.7%
			544,758	760,730	3.1%

Transportation
Alaska Air¹	ALK	10,000	286,762	550,000	2.3%
Allegiant Travel	ALGT	16,000	683,659	798,880	3.3%
Norfolk Southern	NSC	7,000	318,942	421,190	1.8%
United Parcel Service Class B	UPS	6,000	395,747	420,780	1.7%
			1,685,110	2,190,850	9.1%

Utilities
Duke Energy	DUK	10,000	172,211	175,500	0.7%
IDACORP	IDA	12,000	372,928	435,840	1.8%
NRG Energy¹	NRG	10,000	234,150	193,800	0.8%
Piedmont Natural Gas	PNY	8,000	220,875	236,640	1.0%
Sempra Energy	SRE	6,000	276,535	300,540	1.2%
			1,276,699	1,342,320	5.5%

Total investments			$15,328,089	21,482,437	88.8%
Other assets (net of liabilities)				2,722,975	11.2%
Total net assets				$24,205,412	100.0%
¹Non-income producing

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	29

Sextant Growth Fund

Statement of Assets and Liabilities
As of November 30, 2010

Assets
Investments in securities, at value (Cost $15,328,089)	$21,482,437
Cash	2,743,758
Dividends receivable	25,131
Receivable for Fund shares sold	3,013
Insurance reserve premium	1,215
Total assets		24,255,554
Liabilities
Payable for Fund shares redeemed	15,812
Payable to affiliates	13,494
Accrued expenses	13,411
Accrued distribution fee	5,022
Distributions payable	2,403
Total liabilities		50,142
Net assets		$24,205,412

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$18,065,748
Unrealized net appreciation on investments	6,154,348
Accumulated net realized loss	(16,771)
Undistributed net investment income	2,087
Net assets applicable to Fund shares outstanding		$24,205,412

Fund shares outstanding		1,367,601

Net asset value, offering and redemption price per share		$17.70

Statement of Operations
Year ended November 30, 2010

Investment income
Dividend income	$297,644
Miscellaneous income	142
Gross investment income		297,786
Expenses
Investment adviser fees	102,677
Distribution fees	57,234
Filing and registration fees	17,380
Trustee fees	15,511
Audit fees	12,094
Printing and postage	8,813
Shareowner servicing fees	6,535
Other expenses	4,402
Chief Compliance Officer expenses	3,944
Legal fees	1,192
Custodian fees	1,143
Total gross expenses	230,925
Less custodian fee credits	(1,143)
Net expenses		229,782
Net investment income		$68,004

Net realized gain from investments		$660,507
Net increase in unrealized appreciation on investments		1,661,727
Net gain on investments		$2,322,234

Net increase in net assets resulting from operations		$2,390,238

The accompanying notes are an integral part of these financial statements.

30	November 30, 2010 Annual Report

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2010	Year ended Nov. 30, 2009
Increase (decrease) in net assets from operations:
From operations
Net investment income (loss)	$68,004	($43,120)
Net realized gain (loss) on investments	660,507	(568,894)
Net increase in unrealized appreciation	1,661,727	4,065,501
Net increase in net assets	2,390,238	3,453,487
Distributions to shareholders from
Net investment income	(65,917)	(4,892)
Capital share transactions
Proceeds from sales of shares	5,126,976	10,027,662
Value of shares issued in reinvestment of dividends	63,514	4,721
Early redemption fees retained	943	181
Cost of shares redeemed	(4,843,972)	(4,104,933)
Net increase in net assets	347,461	5,927,631
Total increase in net assets	2,671,782	9,376,226

Net assets
Beginning of year	21,533,630	12,157,404
End of year	24,205,412	21,533,630

Undistributed net investment income	$2,087	$ -

Shares of the Fund sold and redeemed
Number of shares sold	305,136	732,266
Number of shares issued in reinvestment of dividends	3,589	295
Number of shares redeemed	(286,706)	(290,827)
Net increase in number of shares outstanding	22,019	441,734

Financial Highlights	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2010	2009	2008	2007	2006
Net asset value at beginning of year	$16.00	$13.45	$19.99	$18.66	$17.11
Income from investment operations
Net investment income (loss)	0.05	(0.04)	0.04	0.01	(0.02)
Net gains (losses) on securities (both realized and unrealized)	1.70	2.59	(6.55)	1.80	1.74
Total from investment operations	1.75	2.55	(6.51)	1.81	1.72
Less distributions
Dividends (from net investment income)	(0.05)	(0.00)¹	(0.03)	(0.01)	-
Distributions (from capital gains)	-	-	(0.00)¹	(0.47)	(0.17)
Total distributions	(0.05)	(0.00)¹	(0.03)	(0.48)	(0.17)
Paid-in capital from early redemption fees	0.00¹	0.00¹	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$17.70	$16.00	$13.45	$19.99	$18.66

Total return	10.93%	18.98%	(32.58)%	9.74%	10.06%

Ratios / supplemental data
Net assets ($000), end of year	$24,205	$21,534	$12,157	$15,996	$13,728
Ratio of expenses to average net assets
Before custodian fee credits	1.01%	1.34%	1.25%	1.32%	1.25%
After custodian fee credits	1.00%	1.34%	1.24%	1.30%	1.21%
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.30%	(0.25)%	0.20%	0.09%	(0.12)%
Portfolio turnover rate	16%	7%	2%	3%	11%
¹Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	31

Sextant International Fund

Performance Summary       (unaudited)

Average Annual Returns as of November 30, 2010
	1 Year	5 Years	10 Years	Expense Ratio¹
Sextant International Fund	8.43%	7.10%	6.58%	1.14%
NYSE Arca International Index	-3.54%	2.63%	2.56%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2000 to an identical amount invested in the index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $18,919 versus $9,806 in the index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus dated March 30, 2010, incorporating results for the for the fiscal year ending November 30, 2009. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

The objective of the International Fund is long-term capital growth.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
Industry weightings are shown as a percentage of net assets.	U.S. Treasury Bill due 02/17/2011	6.6%
	Teck Resources	3.3%
	LAN Airlines ADS	2.7%
	Toronto-Dominion Bank	1.9%
	Copa Holdings	1.8%
	Newcrest Mining ADS	1.7%
	Novo Nordisk ADS	1.6%
	Potash Corp. of Saskatchewan	1.6%
	Anglo American ADR	1.6%
	Infosys ADS	1.4%

32	November 30, 2010 Annual Report

Sextant International Fund

Discussion of Fund Performance       (unaudited)

Fiscal Year 2010

For the fiscal year ended November 30, 2010, the Sextant International Fund gained 8.43%. For the previous fiscal year (2009), the Fund gained 24.22%. The Fund's benchmark, the NYSE Arca International Index of 50 global ADRs, declined 3.54% for fiscal 2010.

The spreading of fixed expenses over higher assets helped the Fund's annual expense ratio to decrease to 1.03% from 1.13%. The Fund paid a year-end income dividend of 5.9¢ per share, up 84% from last year's 3.2¢ income dividend. The long-term capital gains dividend was 12.372¢ per share.

Longer-Term Results

On page two of this report are the comparative returns and percentile Morningstar category rankings as of December 31, 2010. Over the last three years, Sextant International Fund ranks in the very top (1st) percentile out of 694 funds in the Foreign Large Blend category. For the last five years, it also ranks in the top (1st) percentile out of 511 funds. This exceptional long-term performance is attracting many new investors, and total Fund assets jumped by almost $55 million (57%) for fiscal 2010.

Factors Affecting Past Performance

In a recovering world economy awash with virtually free stimulus funds, the U.S. dollar remained relatively constant during 2010. Conservatively, we held large amounts in temporary cash and equivalent positions which protected the Fund without significantly reducing our comparative returns. The Fund is diversified across industries and countries, favoring larger and more established companies that are more stable in difficult times.

Our portfolio remains most invested in Canada (helped in 2010 by resource and energy companies) and the U.K. (with a weak coalition government and economy). Recovering economic activity, especially in the developing world, meant commodity prices pushed back up, supporting our cyclical and resource based emphasis. The accompanying tables and graphs show the industry allocation and holdings. Other than cash and equivalents and our largest position in Canada's Teck Resources (3.3% of the portfolio and up 42% in the fiscal year), our holdings in any one issue are small. Resources (metal ores) is our largest industry, followed by telecommunications and banking. The world banking system survived the crisis and rallied in 2010, but it is still shaky and hesitant to lend for new projects.

Looking Forward

Asia and Latin America rebounded fast from the recession caused by the 2008 world credit collapse. Money from developed world stimulus programs flows freely, boosting markets. But governments must now scale back this spending and raise interest rates — an outlook that scares us. Prices, especially for commodities, are unlikely to continue to rise.

Sextant International Fund is broadly diversified in companies headquartered outside the United States. Many have worldwide operations, including in the U.S. Burdened by decades of overspending and borrowing, the financial systems of most countries will take years to recover. Europe, with its many cultures, is being pulled at the edges (Iceland, Greece, Ireland, Portugal).

Our analysts increasingly travel the globe, believing that first-hand observations are needed when conditions are so murky. We continue to focus on larger companies, which tend to be more stable over time. We expect technology and basic industry investments to be profitable as we invest for the long-term. We prefer to hold cash rather than make risky investment bets.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing of the Fund's return to the average return of its Morningstar™ category, "Foreign Large Blend." At November 30, 2010, the average one-year return for this category was 3.95%. Because the Fund outperformed this average by more than 4% at November 30, 2010 (12-month return of 8.43%), the maximum performance bonus of 0.30% annually was added to the basic 0.60% annual management fee for the month of December 2010.

Countries
% of Fund Assets
Canada	14.5%
United Kingdom	7.0%
United States	6.6%
Japan	4.4%
Australia	4.0%
Spain	3.8%
Chile	3.7%
Mexico	3.2%
Brazil	2.4%
India	2.4%
Other countries < 2%	15.9%
Cash & equivalents	32.1%

November 30, 2010 Annual Report	33

Sextant International Fund

Schedule of Investments
Common Stocks — 61.3%	Symbol	Number of Shares	Cost	Market Value	Country	Percentage of Assets
Automotive
Nissan Motor ADS	NSANY	95,000	$1,237,551	$1,782,200	Japan	1.2%
Toyota Motor ADS	TM	20,000	1,496,296	1,553,800	Japan	1.0%
			2,733,847	3,336,000		2.2%

Banking
Australia & New Zealand Banking Group ADS	ANZBY	80,000	1,581,457	1,753,600	Australia	1.2%
AXA ADS	AXAHY	17,000	376,633	243,780	France	0.2%
Banco Bilbao Vizcaya Argentaria	BBVA	50,000	706,547	460,500	Spain	0.3%
Banco Santander ADS	STD	202,564	1,910,509	1,948,666	Spain	1.3%
ICICI Bank	IBN	30,000	655,803	1,501,200	India	1.0%
Mitsubishi UFJ Financial Group ADR	MTU	200,000	1,225,178	942,000	Japan	0.6%
Nomura Holdings ADR	NMR	30,000	351,958	171,600	Japan	0.1%
Toronto-Dominion Bank	TD	40,000	2,302,163	2,911,600	Canada	1.9%
			9,110,248	9,932,946		6.6%

Building
Ritchie Bros. Auctioneers	RBA	30,000	634,727	600,600	Canada	0.4%

Chemicals
BASF ADS	BASFY	13,000	691,616	976,170	Germany	0.7%
Potash Corp. of Saskatchewan	POT	17,000	1,275,233	2,443,750	Canada	1.6%
			1,966,849	3,419,920		2.3%

Computers
Dassault Systems ADR	DASTY	10,000	502,877	685,500	France	0.4%
Infosys ADS	INFY	32,000	1,018,721	2,116,800	India	1.4%
Nice Systems ADS¹	NICE	10,000	320,000	306,400	Israel	0.2%
SAP ADS	SAP	12,000	470,438	563,160	Germany	0.4%
			2,312,036	3,671,860		2.4%

Energy
Cenovous Energy	CVE	60,000	1,516,298	1,726,200	Canada	1.1%
EnCana	ECA	40,000	1,097,866	1,108,000	Canada	0.7%
Repsol YPF ADS	REP	55,000	1,263,214	1,329,350	Spain	0.9%
StatoilHydro ADS	STO	30,173	716,086	603,158	Norway	0.4%
Total ADS	TOT	30,000	1,735,665	1,463,100	France	1.0%
Vestas Wind Systems ADR¹	VWDRY	50,000	854,000	474,000	Denmark	0.3%
			7,183,129	6,703,808		4.4%

Food Production
Coca-Cola Femsa ADS	KOF	20,000	727,730	1,619,600	Mexico	1.1%
Fomento Economico Mex ADS	FMX	20,000	826,024	1,131,000	Mexico	0.7%
Unilever ADS	UL	20,000	366,600	559,200	United Kingdom	0.4%
			1,920,354	3,309,800		2.2%

Games/Hobby Production
Nintendo ADR	NTDOY	17,000	718,849	579,700	Japan	0.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

34	November 30, 2010 Annual Report

Sextant International Fund

Schedule of Investments
Common Stocks — 61.3%	Symbol	Number of Shares	Cost	Market Value	Country	Percentage of Assets
Hotels & Motels
Orient-Express Hotels Class A¹	OEH	170,000	$1,507,427	$1,966,900	Bermuda	1.3%

Insurance
Aegon¹	AEG	100,000	556,884	553,000	Netherlands	0.4%
ING Groep ADS¹	ING	92,852	1,024,064	820,812	Netherlands	0.5%
			1,580,948	1,373,812		0.9%

Machinery
Nidec ADR	NJ	13,000	188,339	324,740	Japan	0.2%

Medical
American Oriental Bioengineering¹	AOB	100,000	511,188	227,000	China	0.2%
GlaxoSmithKline ADS	GSK	35,000	1,346,877	1,339,800	United Kingdom	0.9%
Novartis ADR	NVS	25,000	1,141,066	1,335,250	Switzerland	0.9%
Novo Nordisk ADS	NVO	25,000	1,631,867	2,485,500	Denmark	1.6%
Shire ADR	SHPGY	20,000	746,550	1,406,800	United Kingdom	0.9%
Teva Pharmaceutical Industries ADS	TEVA	38,000	1,887,148	1,901,520	Israel	1.3%
			7,264,696	8,695,870		5.8%

Metal Ores
Anglo American ADR	AAUKY	110,000	1,551,559	2,427,700	United Kingdom	1.6%
Barrick Gold	ABX	40,000	1,509,887	2,066,000	Canada	1.4%
BHP Billiton ADS	BHP	20,000	1,066,959	1,648,000	Australia	1.1%
Newcrest Mining ADS	NCMGY	67,301	2,618,682	2,587,723	Australia	1.7%
Rio Tinto ADS	RIO	16,000	541,668	1,026,080	United Kingdom	0.7%
Teck Resources	TCK	100,000	458,225	4,950,000	Canada	3.3%
Tenaris ADR	TS	2,500	95,290	106,450	Luxembourg	0.1%
Vale ADR	VALE	60,000	998,791	1,900,800	Brazil	1.2%
			8,841,061	16,712,753		11.1%

Office Equipment
Canon ADS	CAJ	30,000	1,285,624	1,411,800	Japan	0.9%

Paper & Paper Products
Fibria Celulose¹	FBR	45,500	550,799	695,240	Brazil	0.5%
Metso ADS	MXCYY	12,100	130,802	622,545	Finland	0.4%
UPM-Kymmene Oyj ADS	UPMKY	3,500	64,384	51,905	Finland	0.0%²
			745,985	1,369,690		0.9%

Publishing
Pearson ADS	PSO	90,000	1,021,915	1,305,000	United Kingdom	0.9%

Telecommunications
America Movil ADS	AMX	30,000	917,471	1,693,800	Mexico	1.1%
BCE	BCE	60,000	1,414,018	2,032,800	Canada	1.4%
China Mobile ADS	CHL	25,000	1,172,229	1,246,250	China	0.8%
China Techfaith Wireless ADR¹	CNTF	50,000	182,646	196,000	China	0.1%
Millicom International Cellular	MICC	10,000	905,668	867,800	Luxembourg	0.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	35

Sextant International Fund

Schedule of Investments
Common Stocks — 61.3%	Symbol	Number of Shares	Cost	Market Value	Country	Percentage of Assets
Telecommunications (continued)
PT Indosat ADR	IIT	20,000	$539,605	$606,000	Indonesia	0.4%
SK Telecom ADR	SKM	30,000	511,437	539,400	South Korea	0.4%
Telecom New Zealand ADS	NZT	20,000	193,396	161,400	New Zealand	0.1%
Telefonica ADS	TEF	30,000	1,918,697	1,920,000	Spain	1.3%
Telefonos de Mexico ADS Class L	TMX	30,000	489,451	480,000	Mexico	0.3%
Telus	TU	45,000	1,334,187	1,959,300	Canada	1.3%
Turkcell Iletisim Hizmetleri ADR	TKC	70,000	970,618	1,192,800	Turkey	0.8%
Vodaphone Group ADS	VOD	50,000	963,420	1,253,000	United Kingdom	0.8%
			11,512,843	14,148,550		9.4%

Transportation
Canadian Pacific Railway	CP	32,000	1,228,587	2,047,680	Canada	1.4%
Copa Holdings	CPA	50,000	2,691,102	2,788,500	Panama	1.8%
Lan Airlines ADS	LFL	130,000	1,191,580	4,000,100	Chile	2.7%
Ryanair Holdings ADS	RYAAY	20,000	623,100	610,600	Ireland	0.4%
			5,734,369	9,446,880		6.3%

Utilities
BG Group ADS	BRGYY	14,000	1,253,784	1,276,240	United Kingdom	0.8%
CPFL Energia ADR	CPL	15,000	810,244	1,065,150	Brazil	0.7%
Enersis ADS	ENI	65,000	1,024,863	1,546,350	Chile	1.0%
Korea Electric Power ADS¹	KEP	20,000	304,261	238,200	South Korea	0.2%
			3,393,152	4,125,940		2.7%

Total Equities		$69,656,398		$92,436,569		61.3%

Bonds — 6.6%	Coupon/Maturity	Face Amount		Market Value	Percentage of Assets
U.S. Government
U.S. Treasury Bill	Due 02/17/2011		$10,000,000	$9,996,970		6.6%

Total investments	(Cost = $79,653,802)			102,433,539		67.9%
Other assets (net of liabilities)				48,354,311		32.1%
Total net assets				$150,787,850		100.0%
¹Non-income producing ²Amount is less than 0.01% ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

36	November 30, 2010 Annual Report

Sextant International Fund

Statement of Assets and Liabilities
As of November 30, 2010

Assets
Investments in securities, at value (Cost $79,653,802)	$102,433,539
Cash	48,461,916
Dividends and interest receivable	220,360
Receivable for Fund shares sold	210,075
Total assets		151,325,890
Liabilities
Payable for Fund shares redeemed	356,724
Accrued expenses	81,391
Payable to affiliates	58,262
Accrued distribution fee	30,870
Distributions payable	10,793
Total liabilities		538,040
Net assets		$150,787,850

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$127,990,058
Unrealized net appreciation on investments	22,779,737
Accumulated net realized gain on investments	108
Undistributed net investment income	17,947
Net assets applicable to Fund shares outstanding		$150,787,850

Fund shares outstanding		10,034,987

Net asset value, offering and redemption price per share		$15.03

Statement of Operations
Year ended November 30, 2010

Investment income
Dividend income (net foreign tax of $202,934)	$1,802,891
Interest income	6,906
Miscellaneous income	73
Gross investment income		1,809,870
Expenses
Investment adviser fees	700,482
Distribution fees	294,119
Trustee fees	52,457
Audit fees	50,876
Printing and postage	36,522
Filing and registration fees	22,517
Other expenses	18,316
Chief Compliance Officer expenses	15,627
Shareowner servicing fees	14,086
Custodian fees	5,880
Legal fees	4,500
Total gross expenses	1,215,382
Less custodian fee credits	(5,880)
Net expenses		1,209,502
Net investment income		$600,368

Net realized gain from investments and foreign currency		$1,594,850
Net increase in unrealized appreciation on investments		6,930,644
Net gain on investments		$8,525,494

Net increase in net assets resulting from operations		$9,125,862

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	37

Sextant International Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2010	Year ended Nov. 30, 2009
Increase (decrease) in net assets from operations:
From operations
Net investment income	$600,368	$179,085
Net realized gain (loss) on investments	1,594,850	(315,079)
Net increase in unrealized appreciation	6,930,644	17,373,379
Net increase in net assets	9,125,862	17,237,385
Distributions to shareholders from
Net investment income	(585,559)	(218,276)
Capital gains distribution	(1,227,888)	-
Total distributions	(1,813,447)	(218,276)
Capital share transactions
Proceeds from sales of shares	78,011,156	82,572,379
Value of shares issued in reinvestment of dividends	1,802,654	216,959
Early redemption fees retained	23,972	12,495
Cost of shares redeemed	(32,246,915)	(25,432,998)
Net increase in net assets	47,590,867	57,368,835
Total increase in net assets	54,903,282	74,387,944

Net assets
Beginning of year	95,884,568	21,496,624
End of year	150,787,850	95,884,568

Undistributed net investment income	$17,947	$ -

Shares of the Fund sold and redeemed
Number of shares sold	5,343,193	6,896,044
Number of shares issued in reinvestment of dividends	120,017	15,464
Number of shares redeemed	(2,264,418)	(1,973,879)
Net increase in number of shares outstanding	3,198,792	4,937,629

Financial Highlights	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2010	2009	2008	2007	2006
Net asset value at beginning of year	$14.03	$11.32	$16.11	$13.56	$11.22
Income from investment operations
Net investment income	0.06	0.02	0.03	0.04	0.11
Net gains (losses) on securities (both realized and unrealized)	1.12	2.72	(4.79)	2.93	2.34
Total from investment operations	1.18	2.74	(4.76)	2.97	2.45
Less distributions
Dividends (from net investment income)	(0.06)	(0.03)	(0.03)	(0.03)	(0.11)
Distributions (from capital gains)	(0.12)	-	-	(0.39)	-
Total distributions	(0.18)	(0.03)	(0.03)	(0.42)	(0.11)
Paid-in capital from early redemption fees	0.00¹	0.00¹	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$15.03	$14.03	$11.32	$16.11	$13.56

Total return	8.43%	24.22%	(29.56)%	21.90%	21.85%

Ratios / supplemental data
Net assets ($000), end of year	$150,788	$95,885	$21,497	$13,854	$9,266
Ratio of expenses to average net assets
Before custodian fee credits	1.03%	1.14%	1.43%	1.50%	1.09%
After custodian fee credits	1.03%	1.13%	1.42%	1.47%	1.02%
Ratio of net investment income after custodian fee credits to average net assets	0.51%	0.27%	0.40%	0.30%	0.94%
Portfolio turnover rate	2%	2%	10%	8%	9%
¹Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

38	November 30, 2010 Annual Report

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. Six portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund, Sextant International Fund (the "Funds"), and Idaho Tax-Exempt Fund, which is distributed through a separate prospectus and the results of which are contained in a separate report.

Sextant Growth (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant International and Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 2, 1993. Sextant Core Fund commenced operations March 30, 2007.

The investment objective of the Growth and International Funds is long-term capital growth. The investment objectives of the Core Fund are long-term capital appreciation and preservation. The investment objective of the Bond Income and Short-Term Bond Funds is current income, with Short-Term Bond having the additional objective of capital preservation of capital.

NOTE 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using a matrix. This technique considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and U.S. Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use independent pricing services for valuation of their non-U.S. securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. To discourage speculation, shares held less than ninety calendar days, including those held in omnibus accounts at intermediaries, may be assessed a 2% early redemption fee (payable to the Fund) when redeemed. These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:
The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing

November 30, 2010 Annual Report	39

Notes To Financial Statements (continued)

the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 in valuing the Funds' investments carried at value:

Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Short-Term Bond
Corporate Bonds	$3,069,350	$ -	$3,069,350	$ -
U.S. Government	$358,066	$ -	$358,066	$ -
Foreign Government Bonds	$480,388	$ -	$480,388	$ -
Municipal Bonds	$841,753	$ -	$743,673	$98,080
Total Assets	$4,749,557	$ -	$4,651,477	$98,080

	Short-Term Bond Level 3 Roll-Forward Municipal Securities
	Beginning balance			$ -
	Total unrealized gains or losses			$3,080
	Purchases			$95,000
	Maturity			$ -
	Transfers in and/or out of level 3			$ -
	Ending Balance			$98,080

Bond Income
Corporate Bonds	$2,389,954	$ -	$2,389,954	$ -
U.S. Government Agency Bonds	$348,578	$ -	$348,578	$ -
Foreign Government Bonds	$234,780	$ -	$234,780	$ -
Municipal Bonds	$1,885,868	$ -	$1,885,868	$ -
Total Assets	$4,859,180	$ -	$4,859,180	$ -

Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Core Fund
Common Stocks	$3,034,097	$3,034,097	$ -	$ -
Corporate Bonds	$1,431,749	$ -	$1,431,749	$ -
U.S. Government Agency Bonds	$100,426	$ -	$100,426	$ -
U.S. Government Bonds	$346,723	$ -	$346,723	$ -
Municipal Bonds	$97,048	$ -	$97,048	$ -
Total Assets	$5,010,043	$3,034,097	$1,975,946	$ -

Growth Fund
Common Stocks	$21,482,437	$21,482,437	$ -	$ -
Total Assets	$21,482,437	$21,482,437	$ -	$ -

International Fund
Common Stocks	$92,436,569	$92,436,569	$ -	$ -
U.S. Government Bonds	$9,996,970	$ -	$9,996,970	$ -
Total Assets	$102,433,539	$92,436,569	$9,996,970	$ -

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update "Improving Disclosures about Fair Value Measurements" that requires additional disclosures regarding transfers into and out of Levels 1 and 2; and purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the reporting periods beginning after December 15, 2009. For the period ended November 30, 2010, there were no significant transfers in to or out of Levels 1 or 2. The second disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the additional requirements will have on its financial statement disclosures.

Odd Lots:
The bid-side valuations provided by the independent pricing service for fixed income securities are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of the Short-Term Bond Fund's holdings consist of less than a Round Lot and are considered "Odd Lots." Odd Lot Municipal Bonds trade at a discount to Round Lot Municipal Bonds to compensate for the effect of the fixed costs associated with a trade. To reflect this discount, the Funds apply a discount to the valuation of Odd Lot Municipal Bond holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

40	November 30, 2010 Annual Report

Notes To Financial Statements (continued)

Derivatives:
The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the fiscal year ended November 30, 2010, the Funds did not hold any derivative instruments.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting standards identify these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This periodic process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007 — 2009), or expected to be taken in the Funds' 2010 tax returns. The Funds identify their major tax jurisdiction as U.S. federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share:

	Short-Term Bond	Bond Income
Undistributed net investment income	$ -	$ -
Accumulated gains (losses)	-	-
Paid-in capital	$ -	$ -

Core
Undistributed net investment income	$ 3
Accumulated gains (losses)	(3)
Paid-in capital	$ -

	Growth	International
Undistributed net investment income	$ -	$3,138
Accumulated gains (losses)	-	(699)
Paid-in capital	$ -	$(2,439)

These reclassifications were due to expiration of capital loss carryforwards, return of capital distributions, non-deductible excise tax, and the tax treatment of distributions of short-term gains.

Distributions to shareowners:
For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable at the end of each November.

Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations, and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take dividends in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:
The Funds record security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

NOTE 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 (March 30, 2007 for Sextant Core Fund), Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the Adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly. The Adviser has agreed to certain limits on expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

Performance Adjustment for Sextant Short-Term Bond Fund and Sextant Bond Income Fund:

  For each month in which either of these Funds' total investment return (change in net asset value plus all
November 30, 2010 Annual Report	41

Notes To Financial Statements (continued)

distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.

  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

Performance adjustment for Sextant Core Fund, Sextant Growth Fund and Sextant International Fund:

  For each month in which these Funds' total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%.
  If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Short-Term Bond Fund to 0.75%, and Sextant Bond Income Fund to 0.90%, through March 31, 2012. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of such Fund be less than $2 million. For the fiscal year ended November 30, 2010, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$21,547	$21,547	$5,669
Bond Income	21,621	$15,652	$ -
Core	21,177	N/A	N/A
Growth	102,677	N/A	N/A
International	$700,482	N/A	N/A

In accordance with the expense waiver noted above, for the fiscal year ended November 30, 2010, Saturna Capital waived a portion or all of the advisory fees of the Sextant Short-Term Bond Fund and Sextant Bond Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of .25% of the average net assets of the Funds. During the fiscal year ended November 30, 2010, the Trust paid SBS the following amounts:

12b-1 Fees
Short-Term Bond	$11,745
Bond Income	11,887
Core	11,731
Growth	57,234
International	$294,119

SBS is the primary broker used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions for the Trust for free (no commissions). Should any change occur in this policy, shareowners would be notified. Transactions effected through other brokers may be subject to a commission payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, is registered as a non-bank trustee and acts as shareowner servicing agent for the Funds. For the year ended November 30, 2010, the Fund paid STC the following amounts:

Shareowner servicing fees
Short-Term Bond	$4,991
Bond Income	3,530
Core	2,204
Growth	6,535
International	$14,086

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. Also a director and the chairman of Saturna Capital, he is not compensated by the Trust. For the fiscal year ended November 30, 2010, the Trust incurred compensation expenses of $27,000 which is included in $81,887 of total expenses for the independent Trustees.

Regulations require the Trust to designate a Chief Compliance Officer; Mr. James Winship was retained by the Trust during the fiscal year ended November 30, 2010. For this period, the Short-Term Bond, Bond Income, Core, Growth, and International Funds incurred $353; $432; $263; $3,944; and $15,627 of expense, respectively, for the Chief Compliance Officer.

On November 30, 2010, the trustees, officers, and their affiliates as a group owned 22.2%, 25.9%, 42.9%, 7.9% and 2.9% of the outstanding shares of Short-Term Bond, Bond Income, Core, Growth and International, respectively.

NOTE 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2009 and 2010 were as follows:

	Year ended Nov. 30, 2010	Year ended Nov. 30, 2009
Short-Term Bond Fund
Ordinary income	$113,515	$116,035
Bond Income Fund
Ordinary income	184,745	160,437
Core Fund
Ordinary income	81,285	54,992
Growth Fund
Ordinary income	65,917	4,892
International Fund
Ordinary income	585,559	218,276
Long-term capital gain¹	$1,227,888	$ -

¹Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

42	November 30, 2010 Annual Report

Notes To Financial Statements (continued)

NOTE 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2010 were as follows:

	Short-Term Bond	Bond Income
Cost of investments	$4,613,247	$4,605,051
Gross tax unrealized appreciation	137,493	272,184
Gross tax unrealized depreciation	1,183	18,055
Net tax unrealized appreciation	$136,310	$254,129

Core
Cost of investments	$4,901,170
Gross tax unrealized appreciation	506,803
Gross tax unrealized depreciation	397,930
Net tax unrealized appreciation	$108,873

	Growth	International
Cost of investments	$15,359,970	$79,653,802
Gross tax unrealized appreciation	7,018,748	26,412,046
Gross tax unrealized depreciation	896,281	3,632,309
Net tax unrealized appreciation	$6,122,467	$22,779,737

As of November 30, 2010, components of distributable earnings on a tax basis were as follows:

	Short-Term Bond	Bond Income
Net tax unrealized appreciation	$136,310	$254,129
Undistributed ordinary income	1,373	-
Accumulated net realized loss	(24,228)	(67,631)
Total distributable earnings (loss)	(22,855)	(67,631)
Total accumulated earnings	$113,455	$186,498

Core
Net tax unrealized depreciation	$108,873
Undistributed ordinary income	250
Accumulated net realized loss	(149,657)
Total distributable earnings (loss)	(149,407)
Total accumulated earnings (loss)	$(40,534)

	Growth	International
Net tax unrealized appreciation	$6,122,467	$22,779,737
Undistributed ordinary income	2,087	17,947
Accumulated net realized gain	15,110	108
Total distributable earnings	17,197	18,055
Total accumulated earnings	$6,139,664	$22,797,792

At November 30, 2010, the Funds had capital loss carryforwards as follows, subject to regulation:

Carryforward	Expiration
Short-Term Bond
$3,074	2013
10,899	2014
10,255	2016
$24,228

Bond Income
$13,440	2014
4,203	2015
29,521	2016
20,467	2017
$67,631

Core
$74,883	2016
62,995	2017
11,779	2018
$149,657

Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

NOTE 6 — Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2010 were as follows:

	Purchases	Sales
Short-Term Bond	$1,965,096	$1,129,889
Bond Income	1,528,670	433,201
Core	1,317,943	574,766
Growth	4,260,636	3,331,856
International	$22,989,027	$1,732,642

NOTE 7 — Custodian

Under agreements in place with PFPC Trust Company, custody fees are reduced by credits for cash balances. Such reduction for the fiscal year ended November 30, 2010 were as follows:

Custodian Fee Credits
Short-Term Bond	$233
Bond Income	237
Core	233
Growth	1,143
International	$5,880

NOTE 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

November 30, 2010 Annual Report	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund and Sextant International Fund, each a series of the Saturna Investment Trust (the "Trust"), including the schedules of investments as of November 30, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and with respect to the Sextant Core Fund, the financial highlights for each of the three years in the period then ended and for the period March 30, 2007 (commencement of operations) to November 30, 2008. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Growth Fund, and Sextant International Fund, as of November 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

January 25, 2011

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

44	November 30, 2010 Annual Report

Expenses (unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% redemption fee for shares held less than 90 calendar days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples
The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (June 1, 2010 to November 30, 2010).

Actual Expenses
The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge for extra services rendered on request, which you may need to add to determine your total expenses, for example $10 per checkbook, $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example For Comparison Purposes
The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna Capital IRAs, ESAs or HSAs with the Sextant Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not have any such transactional costs, with the exception of a redemption fee on shares held less than 90 calendar days). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2010)	Ending Account Value (November 30, 2010)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,020.70	$3.55	0.70%
Hypothetical (5% return before expenses)	$1,000	$1,021.56	$3.55	0.70%

Bond Income Fund
Actual	$1,000	$1,037.50	$4.39	0.86%
Hypothetical (5% return before expenses)	$1,000	$1,020.76	$4.36	0.86%

Core Fund
Actual	$1,000	$1,068.90	$7.47	1.44%
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.28	1.44%

Growth Fund
Actual	$1,000	$1,050.20	$5.96	1.16%
Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.87	1.16%

International Fund
Actual	$1,000	$1,116.10	$6.79	1.28%
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.48	1.28%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2010 through November 30, 2010), multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

November 30, 2010 Annual Report	45

Trustees and Officers (unaudited)
Name (age), address	Position(s) held with Trust and length of time served	Principal occupation(s) during past 5 Years	Number of portfolios in Saturna Fund complex overseen by Trustee	Other directorships held by Trustee
Independent Trustees
Gary A. Goldfogel, MD (52) 1500 N. State Street Bellingham, WA 98225	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Six	None
Herbert G. Grubel, PhD (76) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5	Independent Trustee¹ since 2005	Professor Emeritus of Economics, Simon Fraser University; Senior Fellow, Fraser Institute	Nine	Amana Mutual Funds Trust
John E. Love (78) 1002 Spokane Street Garfield, WA 99130	Chairman, Independent Trustee since 1987	Owner, J.E. Love Co. (agricultural equipment manufacturer)	Six	None
Ronald H. Fielding, MBA, CFA (61) 42 Surfsong Rd. Kiawah Island, SC 29455	Independent Trustee since 2009	Retired (2009); Senior Vice President & Portfolio Manager, Oppenheimer Funds Rochester Division	Six	ICI Mutual Insurance
Interested Trustee
Nicholas F. Kaiser, MBA, CFA (64) 1300 N. State Street Bellingham, WA 98225	President, Trustee¹ since 1990	Chairman (retired president 2009), Saturna Capital Corporation	Nine	Amana Mutual Funds Trust
Officers who are not Trustees
Phelps S. McIlvaine (57) 1300 N. State Street Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation; Treasurer, Saturna Brokerage Services	N/A	N/A
Christopher Fankhauser (38) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ since 2002	Chief Operations Officer, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome (38) 1300 N. State Street Bellingham, WA 98225	Secretary¹ since 2001	Corporate Administrator, Saturna Capital Corporation	N/A	N/A
James D. Winship, MBA, JD (62) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ since 2004	Chief Compliance Officer and General Counsel, Saturna Capital Corporation	N/A	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Fund's Statement of Additional Information, available without charge by calling Saturna Capital at 1-800/SATURNA and on the Funds' website, www.sextantmutualfunds.com, includes additional information about the Trustees.

On November 30, 2010, the trustees, officers, and their affiliates as a group owned 22.2%, 25.9%, 42.9%, 7.9% and 2.9% of the outstanding shares of Short-Term Bond, Bond Income, Core, Growth and International, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor. Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser and distributor. Moreover, he is the portfolio manager of the Sextant Growth Fund and the Sextant International Fund. Mr. McIlvaine is the portfolio manager of the Sextant Bond Income Fund and Sextant Short-Term Bond Fund. Mr. Winship is also Chief Compliance Officer for Saturna Capital Corporation.

¹Holds same position with Amana Mutual Funds Trust.

46	November 30, 2010 Annual Report

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 24, 2010, the Trustees of Saturna Investment Trust discussed the Trust's various operating agreements. They focused on renewing the Investment Advisory and Administration Agreements of the Sextant Funds of the Trust with Saturna Capital Corporation, discussing the nature, extent, and quality of the services provided by Saturna. The Trustees took into consideration that the Funds of the Trust offer a full range of high-quality investor services, and that there had been not only no reductions in these items during recent economic difficulties, but also enhancements in Saturna's operations during the last year. The Trustees discussed Saturna's experience, ability and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution — in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational problems, plus its substantial investments in premises, personnel, training and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of any mutual fund.

The Trustees found that the investment performance of the Sextant International Fund, both in absolute numbers and relative to funds in its Morningstar category, was outstanding. The Sextant Growth Fund and Sextant Core Fund were very good, and the investment performance of Sextant Short-Term Bond Fund and the Sextant Bond Income Fund were satisfactory. The Trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.

The Trustees reviewed the fees and expenses of the Funds. They noted that the performance-based advisory fees are unusual in the industry and fair and reasonable to shareowners. The Trustees considered the increasing assets of the Sextant Funds, and the extent to which advisory fees reflected economies of scale. The Trustees found the expense ratios less than those of similar funds and to be advantageous to shareowners given the sizes of the Funds, services provided, and expenses incurred.

The Trustees reviewed Saturna's financial information and discussed the issue of profitability related to management and administration of the Funds as part of their evaluation of whether the fees under the advisory contract bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services.

The Trustees noted that, although the assets of the Funds have grown, the Funds remain small, and there has been no opportunity for Saturna to demonstrate economies of scale. In fact, Saturna continues to operate the Funds at significant cost to itself. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none. The Trustees also noted Saturna's continued efforts to build a capital base in order that it might properly service the Funds, the value of which was apparent during recent financial turmoil.

The Trustees considered the fees charged by Saturna to other kinds of accounts and the different services provided to those accounts, as well as the ways in which Saturna's service and work done for other accounts it manages benefit the Funds.

The Trustees considered potential benefits to Saturna from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. In fact, Saturna voluntarily waives brokerage commissions for Fund portfolio trades executed through its affiliated broker at a considerable cost to Saturna, which results in savings to Fund shareowners.

The Trustees concluded that the fees paid by the Funds to Saturna were reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the Sextant Bond Income, Sextant Short Term Bond, Sextant Core, Sextant Growth, and Sextant International Funds' investment Advisory and Administration Agreements.

November 30, 2010 Annual Report	47

Availability of Portfolio Information

  The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov, and at www.sextantmutualfunds.com.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantmutualfunds.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. sextantmutualfunds.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8752; (b) on the Funds' website at www.sextantmutualfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762)

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800/SATURNA or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800/SATURNA or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

www.sextantmutualfunds.com

Saturna Capital (graphic omitted) 1300 North State Street Bellingham, WA 98225 www.saturna.com 800/SATURNA

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

Idaho Tax-Exempt Fund

Annual Report

November 30, 2010

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

Performance Summary:

Average Annual Returns (for calendar years ending December 31, 2010)
	1 Year	3 Years	5 Years	10 Years	Expense Ratio¹
Idaho Tax-Exempt Fund	1.86%	3.52%	3.65%	3.93%	0.85%
S&P Idaho Municipal Bond Index	2.40%	4.11%	4.10%	5.21%	N/A

Morningstar™ Ratings²
"Muni Single State Long" Category	Overall	1 Year	3 Years	5 Years	10 Years
Morningstar Rating™	* * * *	n/a	* * * *	* * * *	* * *
% Rank in category	n/a	32	15	7	53
Funds in category	309	329	309	274	267

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future performance. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free (800) SATURNA or visiting www.idahotaxexemptfund.com. Total returns are historical and include change in share value, and reinvestment of dividends and capital gains, if any, and do not include the potential deduction of 2% redemption fee on shares held less than 90 calendar days. Share price, yield, and return will vary and you may have a gain or loss when you sell your shares.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2010 and incorporates results for the fiscal year ending November 30, 2009. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar December 31, 2010. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3, 5 and 10 year (if applicable) Morningstar Rating metrics.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Please consider an investment's objectives, risks, charges and expenses carefully before investing. To obtain the Fund's prospectus that contains this and other important information please visit www.idahotaxexemptfund.com or call toll free 1-800/SATURNA. Please read the prospectus carefully before investing.

2	November 30, 2010 Annual Report

(graphic omitted)

Fellow Shareowners:

For the six months ending November 30, 2010, Idaho Tax- Exempt Fund returned 1.37%. For the twelve months ended November 30, the Fund returned 3.26%. The fiscal year-end net asset value per share was $5.43, unchanged for the year. The Fund's operating expense ratio dropped to 0.73% from 0.84% the previous year.

Since November 30, 2009, the Fund's net assets rose 4.24% to $15.2 million, a record high.

Now known as the Great Recession, the last three years have taken a toll on Idaho. The unemployment rate peaked at over 10%, and has slowly declined to the November 2010 rate of 9.4%. Neighbor state Washington has a similar track, but Nevada still suffers the highest rate in the nation around 14%.

While Idaho's state tax revenues have been above their forecast for five months, they remain 1% below November 2009. Idaho cut programs, jobs, eliminated salary increases and General Fund inflation spending adjustments to balance the budget. In 2011, state spending will remain under pressure from the loss of federal recovery funds, the exhaustion of reserves and continued unemployment and medical insurance claims. However, Idaho does not have an underfunded pension liability nor a problem with market access. Idaho has joined with other states to challenge the federal government's expensive healthcare expansion that forces residents to buy health insurance. In Idaho, the political will to balance municipal budgets, pay bills on time, and grow the local economy seems robust.

The poor economy is reflected in 2010's low interest rates. Mortgages, municipal bonds, bank deposits, money market funds — all have extremely low yields. Now as the economy recovers, expect rates to rise.

Looking ahead, the economy will grow modestly. But we expect improvements in employment and personal income — and thus municipal tax revenues — to lag. Soft housing prices and their dampening effect on economic activity will continue. Idaho has advantages that other states do not. In general, Idaho taxes productive activities less and spends less on transfer programs. The American Legislative Exchange Council "State Economic Outlook Ranking" lists Idaho as the seventh most competitive state over the next ten years, an improvement from Idaho's 14th place rank in 2009.

From 1998 to 2008, many investors considered all states creditworthy. The number of single state municipal bond funds declined as the credit differences between the states appeared less relevant. Then the recession exposed states with drooping revenues and overspending. The relative creditworthiness of each state has returned to municipal investment decisions. The premiums on state credit default swaps invite easy comparisons between Illinois and Ireland. Today a single state Idaho municipal bond fund is more relevant than ever for investors seeking tax-exempt income and safety.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a diversified portfolio of high-grade, 100% Idaho issues that provide income exempt from federal income and alternative minimum taxes as well as Idaho state income tax.

We invite you to review the advantages of the Idaho Tax-Exempt Fund, and we welcome your suggestions. Only with your help can we be certain that we are meeting our primary objective — fulfilling your investment needs.

Respectfully,

Nicholas Kaiser, (graphic omitted)
President

Phelps McIlvaine, (graphic omitted)
Vice President, Portfolio Manager

January 14, 2011

November 30, 2010 Annual Report	3

Bond Spotlight: Your Investment At Work

When you invest in Idaho Tax-Exempt Fund, you entrust us with growing your investment and providing value to you. Idaho bonds have continued to confirm their role as one of the finest reservoirs of value.

By providing local, state and federal governments, and private enterprises with some of the necessary funding to develop long-term infrastructure projects, bond issues help to raise money for projects that improve our quality of life.

Municipal bonds can also help contain infrastructure costs, especially for public works renovation and replacement. Bonds help build highways and roads, bridges and ports, reservoirs that provide storage and delivery of water, power plants and sewer systems, schools and unversities.

With your investment in the Idaho Tax-Exempt Fund, you help state and local governments finance capital projects which, in turn, stimulates the economy and creates jobs. The income generated by the municipal bonds in which the Fund invests are free from Idaho state and U.S. federal income tax, which can also benefit you.

Below are details of just a few of the bond issues which you own through the Idaho Tax-Exempt Fund.

Transportation (graphic omitted)

1. Idaho Housing & Finance Association (4.60% due 07/15/2023)
2. Idaho Housing & Finance Association (5.00% due 07/15/2024)

The Grant Anticipation Revenue Vehicle (GARVEE) Transportation Program allows Idaho to plan, design, and build critical highway improvements. These photos were taken of construction on I-84 in Boise, Idaho in August 2009. The GARVEE bond issues held by Idaho Tax-Exempt Fund are being used to fund variety of projects throughout the state for each of the six highway corridors. Major construction of all of the corridors is expected to be completed in 2011.

4	November 30, 2010 Annual Report

Water Supply (graphic omitted)

1. Pocatello ID Water Revenue (4.50% due 02/01/2024)
2. Pocatello ID Water Revenue (4.75% due 02/01/2026)

The South Valley Water Tank, located off of S. 5th Ave. in southern Pocatello, will provide required storage for service demand and fire protection requirements for the southern region of Pocatello. This was a $2-million dollar project funded through water bond proceeds and a Federal STAG grant provided by the EPA. The project was completed on September 22, 2010.

State Education (graphic omitted)

1. University of Idaho Revenue, Series A (5.00% due 04/01/2019)
2. University of Idaho Revenue, Series A (5.00% due 04/01/2020)
3. University of Idaho Revenue (5.00% due 04/01/2028)

University of Idaho Revenue Bonds were used to improve the student commons building and area. The Idaho Commons and Student Union are at the center of student activities, organizations, and campus life at the University of Idaho. Through various programs and services, the Idaho Commons cultivates and enhances the living and learning experiences of students.

November 30, 2010 Annual Report	5

Performance Summary

Average Annual Returns (as of November 30, 2010)
	1 Year	5 Years	10 Years	Expense Ratio¹
Idaho Tax-Exempt Fund	3.26%	4.07%	4.31%	0.85%
S&P Idaho Municipal Bond Index	4.57%	4.60%	5.60%	N/A

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2000 to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, which reflects the types of securities in which the Fund invests. The graph shows that an investment in the Fund would have risen to $15,431 versus $17,276 in the S&P Idaho Municipal Bond Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus which is dated March 30, 2010, incorporates results for the fiscal year ending November 30, 2009. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum and Idaho state income taxes, with a secondary objective of capital preservation.

Industry Allocation	Top Ten Holdings
	% of Fund Assets
Industry weightings are shown as a percentage of net assets.	Ada & Canyon Cos. JSD #3 Kuna 5.00% due 09/15/2019	3.6%
	Madison County SCD #321 Rexburg 4.50% due 08/15/2024	2.8%
	Bingham County SCD #52 Snake HS 4.00% due 09/01/2027	2.7%
	Boise State University Revenue 5.00% due 04/01/2034	2.6%
	Bonneville & Bingham Cos. JSD #93 4.50% due 09/15/2017	2.5%
	Payette County SCD #373 5.00% due 09/15/2024	2.5%
	Owyhee & Elmore Cos. JSD #365 Grand View 4.00% due 08/15/2027	2.4%
	Pocatello ID Water Revenue 4.75% due 02/01/2026	2.4%
	Canyon County SCD #139 Vallivue 4.35% due 09/15/2025	2.3%
	Canyon County SCD #131 Nampa 4.75% due 08/15/2019	2.3%

6	November 30, 2010 Annual Report

Discussion of Fund Performance (unaudited)

For the year ending November 30, 2010, the Idaho Tax-Exempt Fund returned to shareowners 3.26%. For the last five years, the Fund has provided a 4.07% annualized return. During the year, the Fund's net asset value (share price) moved a modest 3.9% from a low of $5.38 to a high of $5.59 per share.

Factors Affecting Past Performance

For the second year in a row, investor demand for high-grade fixed income securities supported Idaho's municipal bond markets.

National credit rating agencies decided to "harmonize" rating methodologies for tax-exempt and taxable issuers. Their decisions improved state tax-exempt credit ratings in general, and boosted prices on some Idaho bonds. Issuer access to the municipal bond market remained a problem. The Build American Bond program that offered state and local governments a 35% federal subsidy to issue taxable debt created a bridge between tax-exempt issuers and taxable buyers. The program offered a subsidized borrowing cost to issuers and a risk adjusted yield advantage to investors. The BAB program reduced tax-exempt issuance, which supported tax-exempt bond prices.

The Federal Reserve Bank's extraordinary near-zero interest rate policy boosted demand for all investment grade fixed income instruments and kept the Fund's share price relatively stable. Idaho did not suffer from the overspending crisis that is complicating budgets in states like California and Illinois. Idaho does have relatively high corporate and personal income tax rates, which keeps demand for its municipal bonds high.

Looking Forward

The termination of the BAB program will drive issuance back into the tax-exempt market, increasing supply which may soften prices. Rising issuance in Idaho is likely to be overwhelmed by demand, especially from such a low level of new issue volume. The extension of the existing federal personal income tax structure will not increase relative demand for municipal bonds from high wage earners. With interest rates near historic lows and money creation at historic highs, investors should be concerned about a revival of inflation and a corresponding decline in bond prices. In Japan, after a decade of fiscal and monetary stimulus, long interest rates remain substantially below corresponding U.S. rates. Rate increases do not necessarily lead to chronic negative returns as long as rates move in stages through time. The Federal Reserve Bank is unlikely to raise interest rates aggressively in 2011. The U.S. municipal bond market remains a relative island of safety, especially if any one of a number of sovereign issuers suffers another funding crisis. We will continue to maintain duration throughout 2011 with an eye towards reducing duration as 2012 approaches.

An economic recovery and the subsequent withdrawal of the fiscal and monetary stimulus are key to our interest rate outlook. Stimulus policies depress U.S. interest rates and weaken the U.S. dollar. While post stimulus equilibrium rates will undoubtedly be higher, the transition to those higher rates may not lead to a persistent bear market in bond prices.

Above all else, management remains confident in the creditworthiness of the State of Idaho and its municipal issuers.

Bond Quality Diversification

Based on net assets as of November 30, 2010.

Source: Moody's Investors Services. When ratings are not available from Moody's, Standard and Poor's and/or Adviser's ratings are used as a supplemental source.

November 30, 2010 Annual Report	7

Schedule of Investments

Municipal Bonds — 95.8%
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage
Electric Power
Idaho Falls Electric Revenue	6.75% due 04/01/2019	$120,000	$139,036	0.9%

Financial Services
Boise City General Fund Revenue, Series A	5.20% due 12/01/2017	160,000	165,709	1.1%
Boise City General Fund Revenue, Series A	5.25% due 12/01/2018	100,000	103,365	0.7%
Idaho Bond Bank Authority¹	4.00% due 09/15/2019	90,000	97,607	0.6%
		350,000	366,681	2.4%

General Obligation
Ada & Canyon Cos. JSD #2 Meridian¹	5.50% due 07/30/2015	50,000	58,777	0.4%
Ada & Canyon Cos. JSD #2 Meridian	5.00% due 08/15/2020	165,000	182,947	1.2%
Ada & Canyon Cos. JSD #2 Meridian	5.00% due 08/15/2021	155,000	170,630	1.1%
Ada & Canyon Cos. JSD #3 Kuna	5.00% due 09/15/2019	500,000	551,205	3.6%
Adams & Washington Cos. JSD #432	4.00% due 08/15/2019	100,000	107,437	0.7%
Bingham County SCD #52 Snake HS	4.00% due 09/01/2020	250,000	270,568	1.8%
Bingham County SCD #52 Snake HS	4.00% due 09/01/2027	400,000	405,840	2.7%
Bingham County SCD #55 Blackfoot	4.65% due 08/01/2017	285,000	304,243	2.0%
Blaine County Idaho Series A	4.05% due 08/01/2023	150,000	155,672	1.0%
Bonneville & Bingham Cos. JSD #93	4.50% due 09/15/2016	150,000	168,405	1.1%
Bonneville & Bingham Cos. JSD #93	4.50% due 09/15/2017	350,000	386,183	2.5%
Boundary County SCD #101	4.00% due 08/15/2021	240,000	251,782	1.7%
Canyon County SCD #139 Vallivue	4.35% due 09/15/2025	350,000	356,793	2.3%
Canyon County SCD #131 Nampa	4.75% due 08/15/2019	325,000	349,258	2.3%
Canyon County SCD #131 Nampa	5.00% due 08/15/2023	105,000	111,020	0.7%
Canyon County SCD #134 Middleton	4.65% due 07/31/2016	170,000	187,054	1.2%
Fremont & Madison Cos. JSD #215	4.00% due 08/15/2019	200,000	217,998	1.4%
Fremont & Madison Cos. JSD #215	4.125% due 09/01/2024	130,000	135,295	0.9%
Jefferson & Madison Cos. SCD #251 Rigby	4.25% due 09/01/2024	100,000	104,889	0.7%
Jerome, Lincoln, & Gooding Cos. JSD #261	3.75% due 09/15/2018	125,000	134,159	0.9%
Jerome, Lincoln, & Gooding Cos. JSD #261	5.00% due 09/15/2022	250,000	274,508	1.8%
Kootenai-Shoshone Area Libraries	4.25% due 08/01/2021	220,000	230,212	1.5%
Latah, Nez Perce, & Clearwater JSD #283	4.50% due 08/15/2027	190,000	200,355	1.3%
Lemhi County	4.20% due 08/01/2015	100,000	104,131	0.7%
Madison County SCD #321 Rexburg	4.50% due 08/15/2024	410,000	422,046	2.8%
Madison County SCD #321 Rexburg	4.50% due 08/15/2026	250,000	254,590	1.7%
Meridian Free Library District	5.00% due 08/01/2015	100,000	100,624	0.7%
Minidoka & Jerome Cos. JSD #331¹	4.50% due 08/15/2018	75,000	79,732	0.5%
Minidoka & Jerome Cos. JSD #331¹	4.50% due 08/15/2020	75,000	78,023	0.5%
Minidoka & Jerome Cos. JSD #331	4.375% due 08/15/2024	225,000	227,648	1.5%
Minidoka & Jerome Cos. JSD #331	4.50% due 08/15/2025	160,000	162,240	1.1%
Nampa Idaho, Series B	5.00% due 08/01/2020	200,000	212,702	1.4%
Owyhee & Canyon Cos. JSD #370 Homedale	4.55% due 08/15/2016	160,000	184,952	1.2%
Owyhee & Elmore Cos. JSD #365 Grand View	4.00% due 08/15/2027	350,000	369,943	2.4%
Payette County SCD #373	5.00% due 09/15/2024	350,000	375,168	2.5%
Twin Falls ID SCD #411	4.30% due 09/15/2025	120,000	123,775	0.8%
Valley & Adams Cos. JSD #421 McCall	4.50% due 08/01/2024	290,000	297,415	2.0%
Valley & Adams Cos. JSD #421 McCall	4.50% due 08/01/2022	135,000	140,465	0.9%
		7,960,000	8,448,684	55.5%

Medical/Hospitals
Idaho Health Facility Authority Holy Cross Revenue	5.25% due 12/01/2014	110,000	110,363	0.7%
Idaho Health Facility Authority Holy Cross Revenue	5.00% due 12/01/2022	115,000	115,340	0.8%
Idaho Health Facility Authority Holy Cross Revenue¹	5.00% due 12/01/2028	50,000	49,951	0.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

8	November 30, 2010 Annual Report

Schedule of Investments

Municipal Bonds — 95.8%
Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage
Medical/Hospitals (continued)
Idaho Health Facility Authority Revenue	6.00% due 12/01/2023	$200,000	$226,116	1.5%
Idaho Health Facility Authority Revenue Group B	6.25% due 12/01/2033	115,000	126,524	0.8%
		590,000	628,294	4.1%

Municipal Leases
Nez Perce County COP	4.50% due 02/01/2021	150,000	155,546	1.0%

Pollution Control
Caldwell ID Par Lien Sewer Revenue 2010	4.50% due 09/01/2019	100,000	112,276	0.7%
Idaho Bond Bank Authority Revenue, Series A	4.30% due 09/01/2022	135,000	139,617	0.9%
Idaho Bond Bank Authority Revenue, Series A¹	4.125% due 09/15/2023	75,000	77,572	0.5%
Moscow Idaho Sewer Revenue	4.45% due 05/01/2028	200,000	205,330	1.4%
		510,000	534,795	3.5%

Real Estate
Idaho Housing & Finance Association	4.80% due 06/01/2017	100,000	106,224	0.7%
Idaho Housing & Finance Association¹	5.00% due 07/15/2027	50,000	52,751	0.4%
Idaho Housing & Finance Association¹	5.65% due 07/02/2028	90,000	92,867	0.6%
Idaho State Building Authority Revenue	4.50% due 09/01/2023	110,000	112,675	0.7%
Post Falls LID SPA	5.00% due 05/01/2021	300,000	292,596	1.9%
		650,000	657,113	4.3%

State Education
Boise State University Revenue	4.50% due 04/01/2027	250,000	253,007	1.7%
Boise State University Revenue	5.00% due 04/01/2034	385,000	392,592	2.6%
Idaho State University Revenue	4.90% due 04/01/2017	150,000	151,927	1.0%
Idaho State University Revenue, Series B	4.625% due 04/01/2024	220,000	226,321	1.5%
University of Idaho Revenue, Series A	5.00% due 04/01/2019	200,000	215,692	1.4%
University of Idaho Revenue, Series A	5.00% due 04/01/2020	260,000	277,787	1.8%
University of Idaho Revenue	5.00% due 04/01/2028	225,000	234,700	1.5%
		1,690,000	1,752,026	11.5%

Transportation
Idaho Housing & Finance Association	4.60% due 07/15/2023	250,000	262,097	1.7%
Idaho Housing & Finance Association	5.00% due 07/15/2024	200,000	211,924	1.4%
		450,000	474,021	3.1%

Urban Renewal
Boise City Urban Renewal Agency Lease Revenue	5.00% due 08/15/2020	160,000	172,178	1.2%
Boise City Urban Renewal Agency Lease Revenue¹	5.00% due 08/15/2021	90,000	95,896	0.6%
Jerome Urban Renewal District Revenue, Series A	5.40% due 09/01/2013	200,000	201,740	1.3%
		450,000	469,814	3.1%

Water Supply
Blackfoot Idaho COP	5.80% due 09/01/2018	135,000	135,327	0.9%
Idaho Bond Bank Authority Revenue	4.00% due 09/15/2024	100,000	102,809	0.7%
Idaho Bond Bank Authority Revenue	5.00% due 09/15/2026	250,000	265,030	1.7%
Pocatello ID Water Revenue	4.50% due 02/01/2024	100,000	101,463	0.7%
Pocatello ID Water Revenue	4.75% due 02/01/2026	350,000	359,383	2.4%
		935,000	964,012	6.4%

Total investments	(Cost=$14,131,486)	$13,855,000	14,590,022	95.8%
Other assets (net of liabilities)			639,800	4.2%
Total net assets (100%)			$15,229,822	100.0%
¹Fair valued. See page 13.

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	9

Statement of Assets and Liabilities

As of November 30, 2010

Assets
Investments in securities, at value (Cost $14,131,486)	$14,590,022
Cash	499,699
Interest receivable	184,473
Insurance reserve premium	801
Total assets		15,274,995
Liabilities
Accrued expenses	16,500
Payable for Fund shares redeemed	14,995
Distributions payable	10,486
Payable to affiliates	3,192
Total liabilities		45,173
Net assets		$15,229,822

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$14,767,444
Unrealized net appreciation on investment income	458,536
Undistributed tax-free income	3,842
Net assets applicable to Fund shares outstanding		$15,229,822

Fund shares outstanding		2,805,426

Net asset value, offering and redemption price per share		$5.43

Statement of Operations

Year ended November 30, 2010

Investment income
Interest income	$595,180
Gross investment income		595,180
Expenses
Investment adviser fees	75,150
Trustee fees	7,673
Audit fees	7,660
Filing and registration fees	4,576
Other expenses	4,292
Shareholder servicing fees	3,872
Printing and postage	3,317
Chief Compliance Officer expenses	2,588
Legal fees	788
Custodian fees	744
Total gross expenses	110,660
Less custodian fee credits	(744)
Net expenses		109,916
Net investment income		485,264

Net realized gain from investments		-
Net decrease in unrealized appreciation on investments		($10,068)
Net loss on investments		($10,068)

Net increase in net assets resulting from operations		$475,196

The accompanying notes are an integral part of these financial statements.

10	November 30, 2010 Annual Report

Statements of Changes of Net Assets

	Year ended Nov. 30, 2010	Year ended Nov. 30, 2009
Increase (decrease) in net assets from operations:
From operations
Net investment income	$485,264	$425,409
Net realized gain on investments	-	2,357
Net increase (decrease) in unrealized appreciation	(10,068)	1,193,061
Net increase in net assets	475,196	1,620,827
Distributions to shareholders from
Net investment income	(481,474)	(425,608)
Capital gains distributions	(2,357)	-
Total distributions	(483,831)	(425,608)
Capital share transactions
Proceeds from sales of shares	1,740,420	2,029,029
Value of shares issued in reinvestment of dividends	375,933	342,847
Early redemption fees retained	106	29
Cost of shares redeemed	(1,487,732)	(731,127)
Net increase in net assets	628,727	1,640,778
Total increase in net assets	620,092	2,835,997

Net assets
Beginning of year	14,609,730	11,773,733
End of year	15,229,822	14,609,730

Undistributed tax-free income	$3,842	$-

Shares of the Fund sold and redeemed
Number of shares sold	319,277	381,950
Number of shares issued in reinvestment of dividends	68,783	64,398
Number of shares redeemed	(271,856)	(140,092)
Net increase in number of shares outstanding	116,204	306,256

Financial Highlights

	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2010	2009	2008	2007	2006
Net asset value at beginning of year	$5.43	$4.94	$5.30	$5.32	$5.27
Income from investment operations
Net investment income	0.17	0.17	0.18	0.18	0.18
Net gains (losses) on securities (both realized & unrealized)	-	0.49	(0.36)	(0.02)	0.06
Total from investment operations	0.17	0.66	(0.18)	0.16	0.24
Less distributions
Dividends (from net investment income)	(0.17)	(0.17)	(0.18)	(0.18)	(0.18)
Distributions (from capital gains)	0.00¹	-	-	-	(0.01)
Total distributions	(0.17)	(0.17)	(0.18)	(0.18)	(0.19)
Paid-in capital from early redemption fees	0.00¹	0.00¹	0.00¹	0.00¹	0.00¹

Net asset value at end of year	$5.43	$5.43	$4.94	$5.30	$5.32

Total return	3.26%	13.46%	(3.36)%	3.02%	4.66%

Ratios / supplemental data
Net assets ($000), end of year	$15,230	$14,610	$11,774	$10,016	$8,783
Ratio of expenses to average net assets
Before custodian credits	0.74%	0.85%	0.77%	0.89%	0.87%
After custodian credits	0.73%	0.84%	0.76%	0.87%	0.83%
Ratio of net investment income after custodian credits to average net assets	3.23%	3.19%	3.51%	3.35%	3.40%
Portfolio turnover rate	2%	3%	7%	6%	24%
¹Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

November 30, 2010 Annual Report	11

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Five portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other five portfolios are distributed through a separate prospectus and the results of those funds are contained in a separate report.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987. The investment objective of the Fund is to provide income free from federal income, federal alternative minimum and Idaho state income taxes, with a secondary objective of capital preservation.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund.

Security valuation:
Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using a matrix. This technique considers such factors as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Share valuation:
The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. To discourage speculation, shares held less than 90 calendar days, including those held in omnibus accounts at intermediaries, will be assessed a 2% early-redemption fee (payable to the Fund when redeemed). These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Fund as paid-in capital and included in the daily NAV. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:
The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table below is a summary of the inputs used as of November 30, 2010 in valuing the Fund's investments carried at value.

Fair Value Inputs	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Municipal Bonds	$14,590,022	$-	$13,906,846	$683,176
Total Assets	$14,590,022	$-	$13,906,846	$683,176

12	November 30, 2010 Annual Report

Notes To Financial Statements (continued)

Level 3 Roll-Forward Municipal Securities
Beginning Balance	$606,375
Total unrealized/realized gains or losses	6,801
Purchases	-
Maturity	(20,000)
Transfers in to (out of) Level 3	90,000
Ending Balance	$683,176

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update "Improving Disclosures about Fair Value Measurements" that requires additional disclosures regarding transfers in to and out of Levels 1 and 2; and purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the reporting periods beginning after December 15, 2009. For the period ended November 30, 2010, there were no significant transfers in to and out of Levels 1 and 2. The second disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the additional requirements will have on its financial statement disclosures.

Odd Lots:
The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of the Fund's holdings consist of less than a Round Lot and are considered "Odd Lots." Odd Lots trade at a discount to Round Lots to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Fund applies a discount to the valuation of Odd Lot holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

Income taxes:
As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable and tax-exempt income to its shareowners. The Fund intends to meet requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end November 30, 2010, or for any other tax years which are open for exam. As of November 30, 2010 open tax years include the tax years ended November 30, 2007 through 2009. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Derivatives:
The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the fiscal year ended November 30, 2010, the Fund did not hold any derivative instruments.

Distributions to shareowners:
The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations, and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on payable date. Shareowners may elect to take dividends in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share:

November 30, 2010 Annual Report	13

Notes To Financial Statements (continued)

Undistributed tax-free income	$52
Paid-in capital	$(52)

Other:
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the State of Idaho.

Interest income is recognized on an accrual basis. Discounts on securities purchased are accreted and premiums are amortized over the lives of the respective securities.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Note 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal year ended November 30, 2010, the Fund incurred advisory fee expenses of $75,150.

Saturna Capital also acts as transfer agent for the Fund, for which it was paid $3,579 for the year ended November 30, 2010.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, is registered as a non-bank trustee and acts as shareowner servicing agent for the Fund. For the year ended November 30, 2010, the Fund paid shareowner servicing fees of $293 to STC.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. Also a director and the chairman of Saturna Capital, he is not compensated by the Trust. For the fiscal year ended November 30, 2010, the Trust incurred compensation expenses of $27,000 which is included in $81,887 of total expenses for the independent Trustees. Idaho Tax-Exempt Fund paid $7,673 of these total expenses.

Regulations require the Trust to designate a Chief Compliance Officer; Mr. James Winship was retained by the Trust during the fiscal year ended November 30, 2010. For the this period, the Fund compensated Mr. Winship $2,588 for his services.

On November 30, 2010, the trustees, officers and their immediate families as a group owned 2.43% of the outstanding shares of the Fund.

Note 4 — Investments

During the fiscal year ended November 30, 2010, the Fund purchased $1,539,575 of securities and sold/matured $325,000 of securities.

Note 5 — Distributions to shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2010 and 2009 were as follows:

	2010	2009
Tax-exempt income	$480,795	$425,222
Taxable income	679	386
Capital gain¹	$2,357	$ -

¹Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

The cost basis of investments for federal income tax purposes at November 30, 2010 were as follows:

Cost of investments	$14,131,486
Gross unrealized appreciation	496,368
Gross unrealized depreciation	(37,832)
Net unrealized appreciation	$458,536

As of November 30, 2010 the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$458,536
Undistributed tax-free income	3,842
Total distributable earnings	3,842
Total accumulated earnings	$462,378

Note 6 — Custodian

Under the agreement in place with PFPC Trust Company, custody fees are reduced by credits for cash balances. Such reduction for the fiscal year ended November 30, 2010 amounted to $744.

Note 7 — Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

14	November 30, 2010 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of Idaho Tax-Exempt Fund, a series of the Saturna Investment Trust (the "Trust"), including the schedule of investments as of November 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 25, 2011

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

November 30, 2010 Annual Report	15

Expenses (unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike some other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% fee for redemption of shares held less than 90 calendar days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (June 1, 2010 to November 30, 2010).

Actual Expenses
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this fiscal year. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example for Comparison Purposes
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not have any such transactional costs, with the exception of a redemption fee on shares held less than 90 calendar days). Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2010]	Ending Account Value [November 30, 2010]	Expenses Paid During Period¹
Actual	$1,000.00	$1,013.70	$2.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.86	$2.23

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.50% (based on the most recent semi-annual period of June 1, 2010 through November 30, 2010, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

16	November 30, 2010 Annual Report

Trustees and Officers (unaudited)
Name (age), address	Position(s) held with Trust and length of time served	Principal occupation(s) during past 5 Years	Number of portfolios in Saturna Fund complex overseen by Trustee	Other directorships held by Trustee
Independent Trustees
Gary A. Goldfogel, MD (52) 1500 N. State Street Bellingham, WA 98225	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Six	None
Herbert G. Grubel, PhD (76) Apt. 1202 - 125 West Second St. North Vancouver, BC Canada V7M 1C5	Independent Trustee¹ since 2005	Professor Emeritus of Economics, Simon Fraser University; Senior Fellow, Fraser Institute	Nine	Amana Mutual Funds Trust
John E. Love (78) 1002 Spokane Street Garfield, WA 99130	Chairman, Independent Trustee since 1987	Owner, J.E. Love Co. (agricultural equipment manufacturer)	Six	None
Ronald H. Fielding, MBA, CFA (61) 42 Surfsong Rd. Kiawah Island, SC 29455	Independent Trustee since 2009	Retired (2009); Senior Vice President & Portfolio Manager, Oppenheimer Funds Rochester Division	Six	ICI Mutual Insurance
Interested Trustee
Nicholas F. Kaiser, MBA, CFA (64) 1300 N. State Street Bellingham, WA 98225	President, Trustee¹ since 1990	Chairman (retired president 2009), Saturna Capital Corporation	Nine	Amana Mutual Funds Trust
Officers who are not Trustees
Phelps S. McIlvaine (57) 1300 N. State Street Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation; Treasurer, Saturna Brokerage Services	N/A	N/A
Christopher Fankhauser (38) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ since 2002	Chief Operations Officer, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome (38) 1300 N. State Street Bellingham, WA 98225	Secretary¹ since 2001	Corporate Administrator, Saturna Capital Corporation	N/A	N/A
James D. Winship, MBA, JD (62) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ since 2004	Chief Compliance Officer and General Counsel, Saturna Capital Corporation	N/A	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Fund's Statement of Additional Information, available without charge by calling Saturna Capital at 1-800/SATURNA, includes additional information about the Trustees.

On November 30, 2010, the Trustees, officers and their related accounts as a group owned 2.43% of the outstanding shares of the Fund. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor. Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust's adviser and distributor. Mr. McIlvaine is the primary manager of the Idaho Tax-Exempt Fund. Moreover, Mr. McIlvaine is the portfolio manager of the Sextant Bond Income Fund and Sextant Short-Term Bond Fund. Mr. Winship is also General Counsel and Chief Compliance Officer for Saturna Capital Corporation.

¹Holds same position with Amana Mutual Funds Trust.

November 30, 2010 Annual Report	17

Renewal of Investment Advisory Contract

During their meeting of September 24, 2010 the Trustees of Saturna Investment Trust discussed the Trust's various management agreements. They focused on renewing the Idaho Tax-Exempt Fund's Investment Advisory and Administration Agreement with Saturna Capital Corporation, discussing the nature, extent, and quality of the services provided by Saturna. The Trustees took into consideration that the Fund offers a full range of high-quality investor services, and that there had been not only no reductions in these items during recent economic difficulties, but also enhancements in Saturna's operations during the last year. The Trustees discussed Saturna's experience, ability and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational problems, plus its substantial investments in premises, personnel, training and equipment to meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of any mutual fund, and has been an important factor most recently.

In addition to information provided throughout the year, the Trustees utilized an August 2010 comparison of performance and expenses of the Fund with those of 239 other tax-exempt mutual funds in Morningstar's "Intermediate" category. The Trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.

The Trustees reviewed Saturna's financial information and discussed the issue of profitability related to management and administration of the Fund as part of their evaluation of whether the fees under the advisory contract bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent and quality of such services. The Trustees found the expense ratio acceptable and to be advantageous to shareowners given the size of the Fund, services provided, and expenses incurred.

The Trustees noted that, although the assets of the Fund have grown, the Fund remains small, and there has been no opportunity for Saturna to demonstrate economies of scale. In fact, Saturna continues to operate the Fund at significant cost to itself. The Trustees also considered whether there are other potential benefits to Saturna from acting as investment adviser and found none. The Trustees also noted Saturna's continued efforts to build a capital base in order that it might properly service the Funds, the value of which was apparent during recent financial turmoil.

The Trustees considered the fees charged by Saturna to other kinds of accounts and the different services provided to those accounts, as well as the ways in which Saturna's service and work done for other accounts it manages benefit the Fund.

The Trustees concluded that the fees paid by the Fund to Saturna were reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided and profits to be realized and benefits derived or to be derived by Saturna from its relationship with the Fund. Following this discussion, the Trustees unanimously agreed to renew the Fund's advisory agreement with Saturna Capital.

18	November 30, 2010 Annual Report

Privacy Statement

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762).

Availability of Fund Portfolio Information

  The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Fund's Form N-Q is available on the SEC's website at www.sec.gov and at www.idahotaxexemptfund.com.
  The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.idahotaxexemptfund.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 800/SATURNA or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 800/SATURNA or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

November 30, 2010 Annual Report	19

www.idahotaxexemptfund.com

(graphic omitted)

Saturna Capital
1300 N. State Street
www.saturna.com
(800) SATURNA

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/codeofethics.shtml.

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.

(a)(2)(ii) As of November 30, 2010, Mr. Ronald H. Fielding, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
For the fiscal years ending November 30, 2010 and 2009, the aggregate audit fees billed for professional services rendered by the principal accountant were $76,100 and $72,500. respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2009 and 2010.

(c) Tax Fees
For the fiscal years ending November 30, 2010 and 2009, the aggregate tax fees billed for professional services rendered by the principal accountant were $13,100 and $12,500, resepctively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2010 and 2009.

(e)(1) Audit & Compliance Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services

One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 29, 2010, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.

(1) Nicholas Kaiser, President, Saturna Investment Trust
(2) Christopher Fankhauser, Treasurer, Saturna Investment Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 28, 2011

By:

/s/ Christopher Fankhauser
Christopher Fankhauser, Treasurer

Date: January 28, 2011